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                                                                      Exhibit 1


                           1,575,000 Shares of Common Stock

                                VICON INDUSTRIES, INC.

                            FORM OF UNDERWRITING AGREEMENT



                                                              New York, New York

                                                                _______ __, 1998



FAHNESTOCK & CO. INC.
SOUTHEAST RESEARCH PARTNERS, INC.
c/o Fahnestock & Co. Inc.
125 Broad Street
16th Floor
New York, New York 10004

Ladies and Gentlemen:

          Vicon Industries, Inc., a New York corporation (the "Company"), proposes to issue and sell to the Underwriters named in Schedule A hereto (the "Underwriters") 1,250,000 shares (the "Company Shares") of Common Stock, $.01 par value, (such class of stock being herein called the "Common Stock"), of the Company. In addition, certain shareholders of the Company named in Schedule B hereto (the "Selling Shareholders"), propose to sell to the Underwriters an additional 325,000 shares of Common Stock (the "Selling Shareholder Shares"). The Company shares and the Selling Shareholder Shares are herein called the "Firm Shares." In addition, the Company will grant to the Underwriters an option to purchase up to an additional 237,250 shares of Common Stock (the "Option Shares") for the purpose of covering over-allotments in connection with the sale of Firm Shares. The Firm Shares and any Option Shares purchased pursuant to this Underwriting Agreement are herein called "Shares."

          The Company also proposes to issue and sell to the Underwriters warrants (the "Underwriters' Warrants") pursuant to the Underwriters' Warrant Agreement (the "Underwriters' Warrant Agreement") for the purchase of an additional aggregate 157,500 shares of Common Stock. The shares of Common Stock issuable upon exercise of the Underwriters' Warrants are hereinafter referred to as the "Underwriters' Shares." The Firm Shares, the Option
Shares, the Underwriters' Warrants and the Underwriters' Shares (collectively,


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hereinafter referred to as the "Securities") are more fully described in the
Registration Statement and the Prospectus referred to below.

          1. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, each of the Underwriters as of the date hereof, and as of the Closing Date (hereinafter defined) and the Option Closing Date (hereinafter defined), if any, as follows:

               (a) The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") a registration statement, and an amendment or amendments thereto, on Form S-2 (No. 333-_____), including any related preliminary prospectus ("Preliminary Prospectus"), for the registration of the Securities under the Securities Act of 1933, as amended (the "Act"), which registration statement and amendment or amendments have been prepared by the Company in conformity with the requirements of the Act, and the rules and regulations (the "Regulations") of the Commission under the Act. The Company will promptly file a further amendment to said registration statement in the form heretofore delivered to the Underwriters, and will not file any other amendment thereto to which the Underwriters shall have objected to in writing after having been furnished with a copy thereof. Except as the context may otherwise require, such registration statement, as amended, on file with the Commission at the time the registration statement becomes effective (including the prospectus, financial statements, schedules, exhibits and all other documents filed as a part thereof or incorporated therein (including, but not limited to, those documents or information incorporated by reference therein) and all information deemed to be a part thereof as of such time pursuant to paragraph (b) of Rule 430(A) of the Regulations), is hereinafter called the "Registration Statement", and the form of prospectus in the form first filed with the Commission pursuant to Rule 424(b) of the Regulations, is hereinafter called the "Prospectus." For purposes hereof, "Rules and Regulations" mean the rules and regulations adopted by the Commission under either the Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as applicable.

               (b) Neither the Commission nor any state regulatory authority has issued any order preventing or suspending the use of any Preliminary Prospectus, the Registration Statement or the Prospectus or any part of any thereof and no proceedings for a stop order suspending the effectiveness of the Registration Statement or any of the Company's securities have been instituted or are pending or to the Company's knowledge, threatened. Each of the Preliminary Prospectus, Registration Statement and Prospectus at the time of filing thereof conformed with the requirements of the Act and the Rules and Regulations, and none of the Preliminary Prospectus, Registration Statement or Prospectus at the time of filing thereof contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein and necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, provided, however, that this representation and warranty does not apply to statements made or statements omitted in reliance upon and in conformity with written information furnished to the Company with respect to the Underwriters by or on behalf of any Underwriter expressly for use in such Preliminary Prospectus, Registration Statement or Prospectus.

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               (c)  When the Registration Statement becomes effective and at all times subsequent thereto, the Registration Statement and the Prospectus will contain all statements which are required to be stated therein in accordance with the Act and the Rules and Regulations, and will conform to the requirements of the Act and the Rules and Regulations; neither the Registration Statement nor the Prospectus, nor any amendment or supplement thereto, will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, provided, however, that this representation and warranty does not apply to statements made or statements omitted in reliance upon and in conformity with written information furnished to the Company with respect to the Underwriters by or on behalf of any Underwriter expressly for use in the Preliminary Prospectus, Registration Statement or Prospectus or any amendment thereof or supplement thereto.

               (d) (i) Each of the Company and its subsidiaries, all of which are identified in the Registration Statement (each, a "Subsidiary and, collectively the "Subsidiaries"), has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its organization. Neither the Company nor the Subsidiaries owns an interest in any corporation, partnership, trust, joint venture or other business entity, except as described in the Registration Statement. Each of the Company and its Subsidiaries is duly qualified and licensed and in good standing as a foreign corporation in each jurisdiction in which its ownership or leasing of any properties or the character of its operations requires such qualification or licensing. Each of the Company and its Subsidiaries has all requisite corporate power and authority, and each of the Company and its Subsidiaries has obtained any and all necessary authorizations, approvals, orders, licenses, certificates, franchises and permits of and from all governmental or regulatory officials and bodies (including, without limitation, those having jurisdiction over environmental or similar matters), to own or lease its properties and conduct its business as described in the Prospectus; each of the Company and its Subsidiaries is and has been doing business in compliance with all such authorizations, approvals, orders, licenses, certificates, franchises and permits and all federal, state and local laws, rules and regulations; and neither the Company nor the Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such authorization, approval, order, license, certificate, franchise, or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect the condition, financial or otherwise, or the earnings, position, prospects, value, operation, properties, business or results of operations of the Company and its Subsidiaries, taken as a whole. The disclosures in the Registration Statement concerning the effects of federal, state and local laws, rules and regulations on the Company's and the Subsidiaries' business as currently conducted and as contemplated are correct in all material respects and do not omit to state a material fact necessary to make the statements contained therein not misleading in light of the circumstances in which they were made.

          (ii) Neither the Company nor any Subsidiary is party to any joint venture or partnership agreement ("Joint Venture") except as set forth in the Registration Statement. Each Joint Venture has all requisite corporate power and authority, and has obtained any and all necessary authorizations, approvals, orders, licenses, certificates, franchises and permits of and

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from all governmental or regulatory officials and bodies (including, without limitation, those having jurisdiction over environmental or similar matters), to own or lease its properties and conduct its business as described in the Prospectus; each Joint Venture is and has been doing business in compliance with all such authorizations, approvals, orders, licenses, certificates, franchises and permits and all applicable national and local laws, rules and regulations; and no Joint Venture has received any notice of proceedings relating to the revocation or modification of any such authorization, approval, order, license, certificate, franchise, or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect the condition, financial or otherwise, or the earnings, position, prospects, value, operation, properties, business or results of operations of the Joint Venture, taken as a whole. The disclosures in the Registration Statement concerning the effects of national and local laws, rules and regulations on the Joint Venture business as currently conducted and as contemplated are correct in all material respects and do not omit to state a material fact necessary to make the statements contained therein not misleading in light of the circumstances in which they were made.

               (e) The Company has a duly authorized, issued and outstanding capitalization as set forth in the Prospectus, under "Capitalization" and "Description of Securities" and will have the adjusted capitalization set forth therein on the Closing Date and the Option Closing Date, if any, based upon the assumptions set forth therein, and the Company is not a party to or bound by any instrument, agreement or other arrangement providing for it to issue any capital stock, rights, warrants, options or other securities, except for this Agreement, the Underwriters' Warrant Agreement and as described in the Prospectus. The Securities and all other securities issued or issuable by the Company conform or, when issued and paid for, will conform, in all respects to all statements with respect thereto contained in the Registration Statement and the Prospectus. All issued and outstanding securities of the Company have been duly authorized and validly issued and are fully paid and non-assessable and the holders thereof have no rights of rescission with respect thereto, and are not subject to personal liability by reason of being such holders; and none of such securities were issued in violation of the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company. The Securities are not and will not be subject to any preemptive or other similar rights of any stockholder, have been duly authorized and, when issued, paid for and delivered in accordance with the terms hereof, will be validly issued, fully paid and nonassessable and will conform to the description thereof contained in the Prospectus; the holders thereof will not be subject to any liability solely by reason of being such holders; all corporate action required to be taken for the authorization, issue and sale of the Securities has been duly and validly taken; and the certificates representing the Securities will be in due and proper form. Upon the issuance and delivery pursuant to the terms hereof of the Securities to be sold by the Company or the Selling Shareholders hereunder, the Underwriters or the Underwriters, as the case may be, will acquire good and marketable title to such Securities free and clear of any lien, charge, claim, encumbrance, pledge, security interest, defect or other restriction or equity of any kind whatsoever.

               (f) KPMG Peat Marwick LLP, the accountants who have certified the financial statements filed and to be filed with the Commission as part of the Registration

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Statement, each Preliminary Prospectus and the Prospectus, are independent public accountants within the meaning of the Act and the Regulations. The consolidated financial statements, including the related notes and schedules thereto, included in the Registration Statement, each Preliminary Prospectus and the Prospectus fairly present the financial position, income, changes in cash flow, changes in stockholders' equity, and the results of operations of the Company and the Subsidiaries at the respective dates and for the respective periods to which they apply and the pro forma financial information included in the Registration Statement and Prospectus presents fairly, on a basis consistent with that of the audited financial statements included therein, what the Company's pro forma capitalization would have been for the respective periods and as of the respective dates to which they apply after giving effect to the adjustments described therein. Such financial statements have been prepared in conformity with generally accepted accounting principles and the Regulations, consistently applied throughout the periods involved. There has been no adverse change or development involving a material prospective change in the condition, financial or otherwise, or in the earnings, position, prospects, value, operation, properties, business, or results of operations of the Company and the Subsidiaries, whether or not arising in the ordinary course of business, since the date of the financial statements included in the Registration Statement and the Prospectus, and the outstanding debt, the property, both tangible and intangible, and the business of the Company and the Subsidiaries conform in all material respects to the descriptions thereof contained in the Registration Statement and the Prospectus. Financial information set forth in the Prospectus under the headings "Summary Consolidated Financial Data," "Selected Consolidated Financial Data," "Capitalization," and "Management's Discussion and Analysis of Financial Condition and Results of Operations," fairly present, on the basis stated in the Prospectus, the information set forth therein, have been derived from or compiled on a basis consistent with that of the audited financial statements included in the Prospectus.

               (g) Each of the Company and the Subsidiaries (i) has paid all federal, state, local, and foreign taxes for which it is liable and for which payment is due, including, but not limited to, withholding taxes and amounts payable under Chapters 21 through 24 of the Internal Revenue Code of 1986 (the "Code"), and has furnished all information returns it is required to furnish pursuant to the Code, (ii) has established adequate reserves for such taxes which are not due and payable, and (iii) does not have any tax deficiency or claims outstanding, proposed or assessed against it.

               (h) No transfer tax, stamp duty or other similar tax is payable by or on behalf of the Underwriters in connection with (i) the issuance by the Company of the Securities, (ii) the purchase by the Underwriters of the Securities to be sold by the Company or any Selling Shareholder hereunder and the purchase by the Underwriters of the Underwriters' Warrants from the Company, (iii) the consummation by each of the Company or any Selling Shareholder of any of its obligations under this Agreement or the Underwriters' Warrant Agreement, as the case may be or (iv) resales of the Shares in connection with the distribution contemplated hereby.

               (i) Each of the Company and the Subsidiaries maintains insurance policies, including, but not limited to, general liability, product liability and property insurance,

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which insures the Company, the Subsidiaries and their respective employees, against such losses and risks generally insured against by comparable businesses. Neither the Company nor any of the Subsidiaries (A) has failed to give notice or present any insurance claim with respect to any matter, including but not limited to the Company's business, property or employees, under the insurance policy or surety bond in a due and timely manner, (B) has any disputes or claims against any underwriter of such insurance policies or surety bonds or has not failed to pay any premiums due and payable thereunder, or (C) has failed to comply with all conditions contained in such insurance policies and surety bonds. There are no facts or circumstances under any such insurance policy or surety bond which would relieve any insurer of its obligation to satisfy in full any valid claim of the Company or any Subsidiary.

               (j) There is no action, suit, proceeding, inquiry, arbitration, investigation, litigation or governmental proceeding (including, without limitation, those having jurisdiction over environmental or similar matters), domestic or foreign, pending or threatened against (or circumstances that may give rise to the same), or involving the properties or business of, the Company or any of the Subsidiaries which (i) questions the validity of the capital stock of the Company, this Agreement or the Underwriters' Warrant Agreement or of any action taken or to be taken by the Company pursuant to or in connection with this Agreement or the Underwriters' Warrant Agreement, (ii) is required to be disclosed in the Registration Statement which is not so disclosed (and such proceedings as are summarized in the Registration Statement are accurately summarized in all material respects), or (iii) except for matters disclosed in the Prospectus, might materially and adversely affect the condition, financial or otherwise, or the earnings, position, prospects, stockholders' equity, value, operation, properties, business or results of operations of the Company.

               (k) The Company has full legal right, corporate power and authority to authorize, issue, deliver and sell the Securities (other than the Selling Shareholder Shares), enter into this Agreement and the Underwriters' Warrant Agreement and to consummate the transactions provided for in such agreements; and this Agreement and the Underwriters' Warrant Agreement have each been duly and properly authorized, executed and delivered by the Company. Each of this Agreement and the Underwriters' Warrant Agreement constitutes a legal, valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except (i) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws affecting creditors' rights generally, (ii) as enforceability of any indemnification or contribution provisions may be limited under applicable laws or the public policies underlying such laws and (iii) that the remedies of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceedings may be brought. None of the Company's issue and sale of the Securities, execution or delivery of this Agreement or the Underwriters' Warrant Agreement, its performance hereunder and thereunder, its consummation of the transactions contemplated herein and therein, or the conduct of its business as described in the Registration Statement, the Prospectus, and any amendments or supplements thereto, conflicts with or will conflict with or results or will result in any breach or violation of any of the terms or provisions of, or constitutes or will constitute a default under, or result in the creation or imposition of any lien, charge, claim, encumbrance,

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pledge, security interest, defect or other restriction or equity of any kind whatsoever upon, any property or assets (tangible or intangible) of the Company or the Subsidiaries pursuant to the terms of, (i) the certificate of incorporation or by-laws of any of the Company or the Subsidiaries, (ii) any license, contract, indenture, mortgage, deed of trust, voting trust agreement, stockholders agreement, note, loan or credit agreement or any other agreement or instrument to which any of the Company or the Subsidiaries is a party or by which it is or may be bound or to which any of its properties or assets (tangible or intangible) is or may be subject, or any indebtedness, or (iii) any statute, judgment, decree, order, rule or regulation applicable to any of the Company or the Subsidiaries of any arbitrator, court, regulatory body or administrative agency or other governmental agency or body (including, without limitation, those having jurisdiction over environmental or similar matters), domestic or foreign, having jurisdiction over any of the Company or the Subsidiaries or any of its activities or properties.

               (l) Except as described in the Prospectus, no consent, approval, authorization or order of, and no filing with, any court, regulatory body, government agency or other body, domestic or foreign, is required for the issuance of the Shares pursuant to the Prospectus and the Registration Statement, the issuance of the Underwriters' Warrants, the performance of this Agreement and the Underwriters' Warrant Agreement and the transactions contemplated hereby and thereby, including without limitation, any waiver of any preemptive, first refusal or other rights that any entity or person may have for the issue and/or sale of any of the Shares or the Underwriters' Warrants, except such as have been or may be obtained under the Act or may be required under state securities or Blue Sky laws in connection with the Underwriters' purchase and distribution of the Shares, and the Underwriters' Warrants to be sold by the Company hereunder and under the Underwriters' Warrant Agreement.

               (m) All executed agreements, contracts or other documents or copies of executed agreements, contracts or other documents filed as exhibits to the Registration Statement to which any of the Company or the Subsidiaries is a party or by which it may be bound or to which any of its assets, properties or business may be subject have been duly and validly authorized, executed and delivered by the Company, and constitute the legal, valid and binding agreements of the Company or the Subsidiaries, as the case may be, enforceable against the Company, in accordance with their respective terms. The descriptions in the Registration Statement of agreements, contracts and other documents are accurate in all material respects and fairly present the information required to be shown with respect thereto on Form S-2, and there are no contracts or other documents which are required by the Act to be described in the Registration Statement or filed as exhibits to the Registration Statement which are not described or filed as required, and the exhibits which have been filed are in all material respects complete and correct copies of the documents of which they purport to be copies.

               (n) Subsequent to the respective dates as of which information is set forth in the Registration Statement and Prospectus, and except as may otherwise be indicated or contemplated herein or therein, neither the Company nor any of the Subsidiaries has (i) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money, (ii) entered into any transaction other than in the ordinary course of business, or (iii) declared or paid any dividend or made any other distribution on or in respect of its capital stock of any

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class, and there has not been any change in the capital stock, or any material change in the debt (long or short term) or liabilities or material adverse change in or affecting the general affairs, management, financial operations, stockholders' equity or results of operations of the Company or any of the Subsidiaries.

               (o) No default exists in the due performance and observance of any term, covenant or condition of any license, contract, indenture, mortgage, installment sale agreement, lease, deed of trust, voting trust agreement, stockholders agreement, partnership agreement, note, loan or credit agreement, purchase order, or any other agreement or instrument evidencing an obligation for borrowed money, or any other material agreement or instrument to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries may be bound or to which the property or assets (tangible or intangible) of the Company is subject or affected.

               (p) Each of the Company and the Subsidiaries has generally enjoyed a satisfactory employer-employee relationship with its employees and is in compliance with all federal, state, local, and foreign laws and regulations respecting employment and employment practices, terms and conditions of employment and wages and hours. There are no pending investigations involving the Company or any of the Subsidiaries by the U.S. Department of Labor, or any other governmental agency responsible for the enforcement of such federal, state, local, or foreign laws and regulations. There is no unfair labor practice charge or complaint against the Company or any of the Subsidiaries pending before the National Labor Relations Board or any strike, picketing, boycott, dispute, slowdown or stoppage pending or threatened against or involving the Company or any of the Subsidiaries, or any predecessor entity, and none has ever occurred. No representation question exists respecting the employees of the Company or any of the Subsidiaries, and no collective bargaining agreement or modification thereof is currently being negotiated by the Company and the Subsidiaries. No grievance or arbitration proceeding is pending under any expired or existing collective bargaining agreements of the Company or any of the Subsidiaries. No labor dispute with the employees of the Company exists, or, is imminent.

               (q) Except as described in the Prospectus, neither the Company nor any of the Subsidiaries maintains, sponsors or contributes to any program or arrangement that is an "employee pension benefit plan," an "employee welfare benefit plan," or a "multiemployer plan" as such terms are defined in Sections 3(2), 3(1) and 3(37), respectively, of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") ("ERISA Plans").
 To the Company's knowledge, neither the Company nor any of the Subsidiaries maintains or contributes, now or at any time previously, to a defined benefit plan, as defined in Section 3(35) of ERISA. To the Company's knowledge, no ERISA Plan (or any trust created thereunder) has engaged in a "prohibited transaction" within the meaning of Section 406 of ERISA or Section 4975 of the Code, which could subject the Company or any of the Subsidiaries to any tax penalty on prohibited transactions and which has not adequately been corrected. To the Company's knowledge, each ERISA Plan is in compliance with all reporting, disclosure and other requirements of the Code and ERISA as they relate to any such ERISA Plan. The Company has never completely or partially withdrawn from a "multiemployer plan."

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               (r)  Neither the Company, the Subsidiaries, nor any of their employees, directors, stockholders, partners, or affiliates (within the meaning of the Regulations) of any of the foregoing has taken or will take, directly or indirectly, any action designed to or which has constituted or which might be expected to cause or result in, under the Exchange Act, or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or otherwise.

               (s) None of the patents, patent applications, trademarks, service marks, service names, trade names and copyrights, and none of the licenses and rights to the foregoing presently owned or held by the Company or any of the Subsidiaries are in dispute or are in any conflict with the right of any other person or entity. Each of the Company and the Subsidiaries
(i) owns or has the right to use, free and clear of all liens, charges, claims, encumbrances, pledges, security interests, defects or other restrictions or equities of any kind whatsoever, all patents, patent applications, trademarks, service marks, service names, trade names and copyrights, technology and licenses and rights with respect to the foregoing, used in the conduct of its business as now conducted or proposed to be conducted without infringing upon or otherwise acting adversely to the right or claimed right of any person, corporation or other entity under or with respect to any of the foregoing and (ii) is not obligated or under any liability whatsoever to make any payment by way of royalties, fees or otherwise to any owner or licensee of, or other claimant to, any patent, patent application, trademark, service mark, service name, trade name, copyright, know-how, technology or other intangible asset, with respect to the use thereof or in connection with the conduct of its business or otherwise.

               (t) There is no action, suit, proceeding, inquiry, arbitration, investigation, litigation or governmental or other proceeding, domestic or foreign, pending or threatened (or circumstances that may give rise to the same) against the Company which challenges the exclusive rights of the Company with respect to any trademarks, trade names, service marks, service names, copyrights, patents, patent applications or licenses or rights to the foregoing used in the conduct of its business, or which challenge the right of the Company to use any technology presently used or contemplated to be used in the conduct of its business.

               (u) Each of the Company and the Subsidiaries owns and has the unrestricted right to use all trade secrets, know-how (including all other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), inventions, technology, designs, processes, works of authorship, computer programs and technical data and information (collectively herein "intellectual property") that are material to the development, manufacture, operation and sale of all products and services sold or proposed to be sold by the Company or any of the Subsidiaries, free and clear of and without violating any right, lien, or claim of others, including without limitation, former employers of its employees; provided, however, that the possibility exists that other persons or entities, completely independently of the Company or any of the Subsidiaries, or their employees or agents, could have developed trade secrets or items of technical information similar or identical to those of the Company or any of the Subsidiaries. Neither the Company nor any of the Subsidiaries is aware of any such development of similar or identical trade secrets or technical information by others.

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               (v)  Each of the Company and the Subsidiaries has good and marketable title to, or valid and enforceable leasehold estates in, all items of real and personal property stated in the Prospectus, to be owned or leased by it free and clear of all liens, charges, claims, encumbrances, pledges, security interests, defects, or other restrictions or equities of any kind whatsoever, other than those referred to in the Prospectus, taxes, lessor's interests and liens for taxes not yet due and payable.

               (w) The Company has caused to be duly executed legally binding and enforceable agreements pursuant to which the holders of the Common Stock and holders of securities exchangeable or exercisable for or convertible into shares of Common Stock agreed not to, directly or indirectly, offer to sell, sell, grant any option for the sale of, assign, transfer, pledge, hypothecate, distribute or otherwise encumber or dispose of any shares of Common Stock or securities convertible into, exercisable or exchangeable for or evidencing any right to purchase or subscribe for any shares of Common Stock (either pursuant to Rule 144 of the Rules and Regulations or otherwise) or dispose of any beneficial interest therein for a period of not less than nine (9) months following the effective date of the Registration Statement without the prior written consent of Fahnestock. During the nine (9) month period commencing on the effective date of the Registration Statement, neither the Company nor any Selling Shareholder shall, without the prior written consent of the Underwriters, sell, contract or offer to sell, issue, transfer, assign, pledge, distribute, or otherwise dispose of, directly or indirectly, any shares of Common Stock or any options, rights or warrants with respect to any shares of Common Stock other than the Securities pursuant hereto and other than up to 225,400 shares of Common Stock reserved for issuance upon the exercise of options under the Company's Stock Option Plans as described in the Prospectus which shares are also subject to such restriction. The Company will cause the Transfer Agent, as defined below, to place "stop transfer" orders on the Company's stock ledgers.

               (x) Except as described in the Prospectus under "Underwriting," there are no claims, payments, issuances, arrangements or understandings, whether oral or written, for services in the nature of a finder's or origination fee with respect to the sale of the Securities hereunder or any other arrangements, agreements, understandings, payments or issuance with respect to the Company, the Subsidiaries or any of their respective officers, directors, stockholders, partners, employees or affiliates that may affect the Underwriters' compensation, as determined by the National Association of Securities Dealers, Inc. ("NASD").

               (y) The Shares and the Underwriters' Common Stock have been approved for listing on the American Stock Exchange ("AMEX").

               (z) Neither the Company nor any of the Subsidiaries nor any of their respective officers, employees, agents, or any other person acting on behalf of the Company or the Subsidiaries, has, directly or indirectly, given or agreed to give any money, gift or similar benefit (other than legal price concessions to customers in the ordinary course of business) to any customer, supplier, employee or agent of a customer or supplier, or official or employee of any governmental agency (domestic or foreign) or instrumentality of any government (domestic or foreign) or any political party or candidate for office (domestic or foreign) or other person who was, is, or may be in a position to help or hinder the business of the Company (or assist the Company or the Subsidiaries in connection with any actual or proposed transaction) which (a) might subject the Company or the Subsidiaries, or any other such person to any damage or penalty in any civil, criminal or governmental litigation or proceeding (domestic or foreign), (b) if not given in the past, might have had a materially adverse effect on the assets, business or operations of the Company or any Subsidiary, or (c) if not continued in the future, might adversely affect the assets, business, operations or prospects of the Company or any of the Subsidiaries. The Company's and each Subsidiary's internal accounting controls are sufficient to cause the Company to comply with the Foreign Corrupt Practices Act of 1977, as amended.

               (bb) Except as set forth in the Prospectus, no officer, director or stockholder of the Company, or any "affiliate" or "associate" (as these terms are defined in Rule 405 promulgated under the Regulations) of any of the foregoing persons or entities has or has had, either directly or indirectly, (i) an interest in any person or entity which (A) furnishes or sells services or products which are furnished or sold or are proposed to be furnished or sold by the Company or any Subsidiary, or (B) purchases from or sells or furnishes to the Company or any Subsidiary any goods or services, or
(ii) a beneficial interest in any contract or agreement to which the Company or any Subsidiary is a party or by which it may be bound or affected. Except as set forth in the Prospectus under "Certain Transactions," there are no existing agreements, arrangements, understandings or transactions, or proposed agreements, arrangements, understandings or transactions, between or among the Company and any officer, director, or Principal Shareholder (as such term is defined in the Prospectus) of the Company or any Subsidiary, or any partner, affiliate or associate of any of the foregoing persons or entities.

               (cc) Any certificate signed by any officer of the Company or any Subsidiary, and delivered to the Underwriters or to Underwriters' Counsel (as defined herein) shall be deemed a representation and warranty by the Company to the Underwriters as to the matters covered thereby.

               (dd) The minute books of each of the Company and the Subsidiaries have been made available to the Underwriters and contains a complete summary of all meetings and actions of the directors, stockholders, audit committee, compensation committee and any other committee of the Board of Directors of each of the Company and the Subsidiaries, since the time of its incorporation, and reflects all transactions referred to in such minutes accurately in all material respects.

               (ee) Except and to the extent described in the Prospectus, no holders of any securities of the Company or of any options, warrants or other convertible or exchangeable securities of the Company have the right to include any securities issued by the Company in the Registration Statement or any registration statement to be filed by the Company or to require the Company to file a registration statement under the Act and no person or entity holds any anti-dilution rights with respect to any securities of the Company.

               (ff) The Company has as of the effective date of the Registration Statement entered into, and there remains in effect, valid and binding, employment agreements with each of Kenneth M. Darby, Arthur D. Roche, John L. Eckman, Peter A. Horn and Yacov A. Pshtissky in the forms filed as Exhibits 10.5, 10.6, 10.7, 10.8 and 10.9, respectively, to the Registration Statement.

          2. Representations and Warranties of the Selling Shareholders. Each Selling Shareholder (except as otherwise indicated) represents and warrants, for such Selling Shareholder only and not for any other Selling Shareholder, to, and agrees with, each of the Underwriters as of the date hereof, and as of the Closing Date and the Option Closing Date, if any, as follows:

               (a) Such Selling Shareholder has full right, power and authority to enter into this Agreement the Power of Attorney (the "Power of Attorney") and the Custody Agreement (the "Custody Agreement") hereinafter referred to and at the date hereof such Selling Shareholder has, and at the time of delivery of the Selling Shareholder Shares to the Underwriters hereunder such Selling Shareholder will have, full right, power and authority to sell and deliver the Selling Shareholder Shares to be sold by such Selling Shareholder to the Underwriters, and at the date hereof such Selling Shareholder is, and at the time of delivery of Selling Shareholders Shares to the Underwriters such Selling Shareholder will be, the lawful owner of and has, and will have, marketable title to such shares free and clear of any claims, liens, encumbrances or security interests.

               (b) The performance of this Agreement, the Power of Attorney and the Custody Agreement, and the consummation of the transactions herein and therein contemplated, will not conflict with or result in a breach of, or default under, any agreement, indenture or other instrument to which such Selling Shareholder is a party or by which such Selling Shareholder is bound, or any law, rule, administrative regulation or court decree. This Agreement, the Power of Attorney and the Custody Agreement have been validly authorized, executed and delivered by such Selling Shareholder and each constitutes the valid and binding agreement of such Selling Shareholder.

               (c) When the Registration Statement becomes effective, and at all times subsequent thereto, the Registration Statement and Prospectus and any amendments thereof and supplements thereto will not contain any untrue statement of a material fact regarding such Selling Shareholder or omit to state a material fact regarding such Selling Shareholder required to be stated therein or necessary in order to make the statements therein regarding such Selling Shareholder not misleading.

               (d) Such Selling Shareholder has not taken and will not take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the shares of Common Stock to facilitate the sale or resale of the Common Stock.

               (e) Certificates in negotiable form representing all of the Selling Shareholder Shares to be sold by such Selling Shareholder have been placed in custody under a Custody Agreement, in the form heretofore furnished to you, duly executed and delivered by such Selling Shareholder to the Company, as custodian (the "Custodian"), and such Selling Shareholder has duly executed and delivered a Power of Attorney, in the form heretofore furnished to you, appointing, each of Kenneth M. Darby and Arthur D. Roche as such Selling Shareholder's attorney-in-fact (together, the "Attorneys-in-Fact") with authority to execute and deliver this Agreement on behalf of such Selling Shareholders, to authorize the delivery of the Selling Shareholder Shares to be sold by such Selling Shareholders hereunder and otherwise to act on behalf of such Selling Shareholder in connection with the transactions contemplated by this Agreement and the Custody Agreement.

               (f) The Selling Shareholder Shares held in custody for such Selling Shareholder under the Custody Agreement are subject to the interests of the Underwriters hereunder, and the arrangements made by such Selling Shareholder for such custody, as well as the appointment by such Selling Shareholder of the Attorney-in-Fact, are, to that extent, irrevocable. Each Selling Shareholder specifically agrees that the obligations of the Selling Shareholders hereunder shall not be terminated by operation of law, whether by the death or incapacity of any individual Selling Shareholder or by the occurrence of any other event. If any individual Selling Shareholder should die or become incapacitated, or if any other such event should occur, before the delivery of the Stock hereunder, certificates representing the Selling Shareholder Shares shall be delivered by or on behalf of such Selling Shareholder in accordance with the terms and conditions of this Agreement and of the Custody Agreement, and the actions taken by the Attorney-in-Fact pursuant to the Power of Attorney shall be as valid as if such death, incapacity or other event had not occurred, whether or not the Custodian or the Attorney-in-Fact shall have received notice of such death, incapacity or other event.

          3.   Purchase, Sale and Delivery of the Securities and
Underwriters' Warrants.

               (a) On the basis of the representations, warranties, covenants and agreements herein contained, and subject to the terms and conditions herein set forth (i) the Company agrees to sell to each Underwriter, and each Underwriter, severally and not jointly, agrees to purchase from the Company at a price of $____ per share, that number of Company Shares set forth in Schedule A opposite the name of such Underwriter, and (ii) each Selling Shareholder agrees, severally and not jointly, to sell to the Underwriters, and the Underwriters, severally and not jointly, agree to purchase from each Selling Shareholder at a price of $____ per share, that number of Selling Shareholder Shares set forth in Schedule B opposite the name of such Selling Shareholder.

               (b) In addition, on the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Company hereby grants an option to the Underwriters, severally and not jointly, to purchase all or any part of the Option Shares. The option granted hereby will expire 30 days after (i) the date the Registration Statement becomes effective, if the Company has elected not to rely on Rule 430A under the Rules and Regulations, or (ii) the date of this Agreement if the Company has elected to rely upon Rule 430A under the Rules and Regulations, and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Firm Shares upon notice by the Underwriters to the Company setting forth the number of Option Shares as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for any such Option Shares. Any such time and date of delivery (an "Option Closing Date") shall be determined by the Underwriters, but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Closing Date, as hereinafter defined, unless otherwise agreed upon by the Underwriters and the Company. Nothing herein contained shall obligate the Underwriters to make any over-allotments. No Option Shares shall be delivered unless the Firm Shares shall be simultaneously delivered or shall theretofore have been delivered as herein provided.

               (c) Payment of the purchase price for, and delivery of certificates for, the Firm Shares shall be made at the offices of Fahnestock & Co. Inc., 125 Broad Street, New York, New York 10004, or at such other place as shall be agreed upon by the Underwriters and the Company. Such delivery and payment shall be made at 10:00 a.m. (New York City time) on March __, 1998 or at such other time and date as shall be agreed upon by the Underwriters and the Company, but not less than three (3) nor more than seven
(7) full business days after the effective date of the Registration Statement (such time and date of payment and delivery being herein called the "Closing Date"). In addition, in the event that any or all of the Option Shares are purchased by the Underwriters, payment of the purchase price for, and delivery of certificates for, such Option Shares shall be made at the above-mentioned office of the Underwriters or at such other place as shall be agreed upon by the Underwriters and the Company on each Option Closing Date as specified in the notice from the Underwriters to the Company.

               (d) Delivery of the certificates for the Firm Shares and the Option Shares, if any, shall be made to the Underwriters against payment by the Underwriters, severally and not jointly, of the purchase price for the Firm Shares and the Option Shares, if any, to the order of the Company for the Firm Shares and the Option Shares, if any, by New York Clearing House funds. In the event such option is exercised, each of the Underwriters, acting severally and not jointly, shall purchase that proportion of the total number of Option Shares then being purchased which the number of Firm Shares set forth in Schedule A hereto opposite the name of such Underwriter bears to the total number of Firm Shares, subject in each case to such adjustments as the Underwriters in their discretion shall make to eliminate any sales or purchases of fractional shares. Delivery of certificates for the Selling Shareholder Shares shall be made on behalf of the Selling Shareholders by the Custodian to the Underwriters against payment by the Underwriters, severally and not jointly, of the purchase price therefor in New York Clearing House Funds. Certificates for the Firm Shares and the Option Shares, if any, and the shares sold by the Selling Shareholders shall be in definitive, fully registered form, shall bear no restrictive legends and shall be in such denominations and registered in such names as the Underwriters may request in writing at least two (2) business days prior to the Closing Date or the relevant Option Closing Date, as the case may be. The certificates for the Firm Shares and the Option Shares, if any, shall be made available to the Underwriters at such office or such other place as the Underwriters may designate for inspection, checking and packaging no later than 9:30 a.m. on the last business day prior to Closing Date or the relevant Option Closing Date, as the case may be.

               (e) On the Closing Date, the Company shall issue and sell to the Underwriters, one or more Underwriters' Warrants at a purchase price of $[.0001] per warrant, which warrants shall entitle the holders thereof to purchase an aggregate of 157,500 shares of Common Stock. The Underwriters' Warrants shall be exercisable for a period of four years commencing one year from the effective date of the Registration Statement at a price equaling one hundred twenty percent (120%) of the initial public offering price of the Firm Shares. The Underwriters' Warrant Agreement and form of Warrant Certificate shall be substantially in the form filed as Exhibit 4.2 to the Registration Statement. Payment for the Underwriters' Warrants shall be made by the Underwriters on the Closing Date.

          4. Public Offering of the Shares. As soon after the Registration Statement becomes effective as the Underwriters deem advisable, the Underwriters shall, subject to the terms and conditions hereof, make a public offering of the Firm Shares and such of the Option Shares as they may determine (other than to residents of or in any jurisdiction in which qualification of the Shares is required and has not become effective) at the price and upon the other terms set forth in the Prospectus. The Underwriters may from time to time increase or decrease the public offering price after distribution of the Shares has been completed to such extent as the Underwriters, in their discretion deem advisable. The Underwriters may enter into one of more agreements as the Underwriters, in each of their sole discretion, deem advisable with one or more broker-dealers who shall act as dealers in connection with such public offering.

          5.   Covenants and Agreements of the Company.

               (a) The Company covenants and agrees with each of the Underwriters as follows:

                         i) The Company shall use its best efforts to cause the Registration Statement and any amendments thereto to become effective as promptly as practicable and will not at any time, whether before or after the effective date of the Registration Statement, file any amendment to the Registration Statement or supplement to the Prospectus or file any document under the Act or Exchange Act before termination of the offering of the Shares by the Underwriters of which the Underwriters shall not previously have been advised and furnished with a copy, or to which the Underwriters shall have objected or which is not in compliance with the Act, the Exchange Act or the Regulations.

                         ii) As soon as the Company is advised or obtains knowledge thereof, the Company will advise the Underwriters and the

               Selling Shareholders and confirm the notice in writing, (i) when the Registration Statement, as amended, becomes effective, if the provisions of Rule 430A promulgated under the Act will be relied upon, when the Prospectus has been filed in accordance with said Rule 430A and when any post-effective amendment to the Registration Statement becomes effective, (ii) of the issuance by the Commission of any stop order or of the initiation, or the threatening, of any proceeding, suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of the Preliminary Prospectus or the Prospectus, or any amendment or supplement thereto, or the institution of proceedings for that purpose, (iii) of the issuance by the Commission or by any state securities commission of any proceedings for the suspension of the qualification of any of the Securities for offering or sale in any jurisdiction or of the initiation, or the threatening, of any proceeding for that purpose, (iv) of the receipt of any comments from the Commission; and (v) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information. If the Commission or any state securities commission authority shall enter a stop order or suspend such qualification at any time, the Company will make every effort to obtain promptly the lifting of such order.

                         iii) The Company shall file the Prospectus (in form and
               substance satisfactory to the Underwriters) or transmit the Prospectus by a means reasonably calculated to result in filing with the Commission pursuant to Rule 424(b)(1) (or, if applicable and if consented to by the Underwriters, pursuant to Rule 424(b)(4)) not later than the Commission's close of business on the earlier of (i) the second business day following the execution and delivery of this Agreement and (ii) the fifteenth business day after the effective date of the Registration Statement.

                         iv) The Company will give the Underwriters and the Selling Shareholders notice of its intention to file or prepare any amendment to the Registration Statement (including any post-effective amendment) or any amendment or supplement to the Prospectus (including any revised prospectus which the Company proposes for use by the Underwriters in connection with the offering of the Securities which differs from the corresponding prospectus on file at the Commission at the time the Registration Statement becomes effective, whether or not such revised prospectus is required to be filed pursuant to Rule 424(b) of the Regulations), and will furnish the Underwriters with copies of any such amendment or supplement a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file any such prospectus to which the Underwriters or Whitman Breed Abbott & Morgan LLP ("Underwriters' Counsel"), shall object.

                         v) The Company shall endeavor in good faith, in cooperation with the Underwriters, at or prior to the time the Registration Statement becomes effective, to qualify the Securities for offering and sale under the securities laws of such jurisdictions as the Underwriters may designate to permit the continuance of sales and dealings therein for as long as may be necessary to complete the distribution, and shall make such applications, file such documents and furnish such information as may be required for such purpose; provided, however, the Company shall not be required to qualify as a foreign corporation or file a general or limited consent to service of process in any such jurisdiction. In each jurisdiction where such qualification shall be effected, the Company will, unless the Underwriters agree that such action is not at the time necessary or advisable, use all reasonable efforts to file and make such statements or reports at such times as are or may reasonably be required by the laws of such jurisdiction to continue such qualification.

                         vi) During the time when a prospectus is required to be delivered under the Act, the Company shall use all reasonable efforts to comply with all requirements imposed upon it by the Act and the Exchange Act, as now and hereafter amended and by the Regulations, as from time to time in force, so far as necessary to permit the continuance of sales of or dealings in the Securities in accordance with the provisions hereof and the Prospectus, or any amendments or supplements thereto. If at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event shall have occurred as a result of which, in the opinion of counsel for the Company or Underwriters' Counsel, the Prospectus, as then amended or supplemented, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Company will notify the Underwriters promptly and prepare and file with the Commission an appropriate amendment or supplement in accordance with Section 10 of the Act, each such amendment or supplement to be satisfactory to Underwriters' Counsel, and the Company will furnish to the Underwriters copies of such amendment or supplement as soon as available and in such quantities as the Underwriters may request.

                         vii) As soon as practicable, but in any event not
               later than 45 days after the end of the 12-month period beginning on the day after the end of the fiscal quarter of the Company during which the effective date of the Registration Statement occurs (90 days in the event that the end of such fiscal quarter is the end of the Company's fiscal year), the Company shall make generally available to its security holders, in the manner specified in Rule 158(b) of the Regulations, and to the Underwriters, an earnings statement which will be in the detail required by, and will otherwise comply with, the provisions of Section 11(a) of the Act and Rule 158(a) of the Regulations, which statement need not be audited unless required by the Act, covering a period of at least 12 consecutive months after the effective date of he Registration Statement.

                         viii) During a period of five years after the date hereof, the Company will furnish to its stockholders annual reports (including financial statements audited by independent public accountants) and will deliver to the
               Underwriters:

                              (a) concurrently with furnishing such quarterly reports to its stockholders, statements of income of the Company for each quarter in the form furnished to the Company's stockholders and certified by the Company's principal financial or accounting officer;

                              (b) concurrently with furnishing such annual reports to its stockholders, a balance sheet of the Company as at the end of the preceding fiscal year, together with statements of operations, stockholders' equity, and cash flows of the Company for such fiscal year, accompanied by a copy of the report thereon of independent certified public accountants;

                              (c) as soon as they are available, copies of all reports (financial or other) mailed to stockholders;

                              (d) as soon as they are available, copies of all reports and financial statements furnished to or filed with the Commission, the NASD or any securities exchange;

                              (e) every press release and every material news item or article of interest to the financial community in respect of the Company, or its affairs which was released or prepared by or on behalf of the Company; and

                              (f) any additional information of a public nature concerning the Company (and any future subsidiary) or its businesses which the Underwriters may request.

                         During such five (5) year period, if the Company has an
               active subsidiary, the foregoing financial statements will be on a consolidated basis to the extent that the accounts of the Company and its subsidiary are consolidated, and will be accompanied by similar financial statements for any significant subsidiary which is not so consolidated.

                         ix) The Company will maintain a Transfer Agent and, if necessary under the jurisdiction of incorporation of the Company, a Registrar (which may be the same entity as the Transfer Agent) for its Common Stock.

                         x) The Company will furnish to the Underwriters or on the Underwriters' order, without charge, at such place as the Underwriters may designate, copies of each Preliminary Prospectus, the Registration Statement and any pre-effective or post-effective amendments thereto (two of which copies will be signed and will include all financial statements and exhibits), the Prospectus, and all amendments and supplements thereto, including any prospectus prepared after the effective date of the Registration Statement, in each case as soon as available and in such quantities as the Underwriters may request.

                         xi)  On or before the effective date of the
               Registration Statement, the Company shall provide the Underwriters with true copies of duly executed, legally binding and enforceable agreements pursuant to which for a period of not less than nine (9) months from the effective date of the Registration Statement, holders of all shares of Common Stock and holders of securities exchangeable or exercisable for or convertible into shares of Common Stock, will not directly or indirectly, issue, offer to sell, sell, grant an option for the sale of, assign, transfer, pledge, hypothecate, distribute or otherwise encumber or dispose of any shares of Common Stock or securities convertible into, exercisable or exchangeable for or evidencing any right to purchase or subscribe for any shares of Common Stock (either pursuant to Rule 144 of the Rules and Regulations or otherwise) or dispose of any beneficial interest therein without the prior written consent of Fahnestock (collectively, the "Lock-up Agreements"). On or before the Closing Date, the Company shall deliver instructions to the Transfer Agent authorizing it to place appropriate stop transfer orders on the Company's ledgers. During the nine (9) month period commencing with the effective date of the Registration Statement, the Company shall not, without the prior written consent of Fahnestock, sell, contract or offer to sell, issue, transfer, assign, pledge, hypothecate, distribute, or otherwise dispose of, directly or indirectly, any shares of Common Stock or any options, rights or warrants with respect to any shares of Common Stock. During the nine (9) month period commencing with the effective date of the Registration Statement, the Company shall not file any registration statement with the Securities and Exchange Commission on Form S-8 without the prior written consent of the Underwriters.

                         xii) Neither the Company nor any of the
               Subsidiaries, nor any of their officers, directors, stockholders, nor any of their respective affiliates (within the meaning of the Rules and Regulations) will take, directly or indirectly, any action designed to, or which might in the future reasonably be expected to cause or result in, stabilization or manipulation of the price of any securities of the Company.

                         xiii) The Company shall apply the net proceeds from the sale of the Securities in the manner, and subject to the conditions, set forth under "Use of Proceeds" in the Prospectus. Except as described in the Prospectus, no portion of the net proceeds will be used, directly or indirectly, to acquire any securities issued by the Company.

                         xiv) The Company shall timely file all such reports,
               forms or other documents as may be required from time to time, under the Act, the Exchange Act, and the Regulations, and all such reports, forms and documents filed will comply as to form and substance with the applicable requirements under the Act, the Exchange Act, and the Rules and Regulations.

                         xv) The Company shall furnish to the Underwriters as early as practicable prior to each of the date hereof, the Closing Date and each Option Closing Date, if any, but no later than two (2) full business days prior thereto, a copy of the latest available unaudited interim financial statements of the Company (which in no event shall be as of a date more than thirty (30) days prior to the date of the Registration Statement) which have been read by the Company's independent public accountants, as stated in their letter to be furnished pursuant to Section 6(j) hereof.

                         xvi) The Company shall cause the Common Stock to be
               quoted on the AMEX or a National Securities exchange and for a period of seven (7) years from the date hereof, and use its best efforts to maintain the AMEX quotation or exchange listing of the Common Stock to the extent outstanding.

                         xvii) For a period of five (5) years from the Closing Date, the Company shall furnish to the Underwriters at the Underwriters' request and at the Company's sole expense,
               (i) daily consolidated transfer sheets relating to the Common Stock, (ii) the list of holders of all of the Company's securities and (iii) a Blue Sky "Trading Survey" for secondary sales of the Company's securities prepared by counsel to the Company.

                         xviii)    As soon as practicable, (i) but in no
               event more than 5 business days before the effective date of the Registration Statement, file a Form 8-A with the Commission providing for the registration under the Exchange Act of the Securities and (ii) but in no event more than 30 days from the effective date of the Registration Statement, take all necessary and appropriate actions to be included in Standard and Poor's Corporation Descriptions and Moody's OTC Manual and to continue such inclusion for a period of not less than seven (7) years.

                         xix) The Company hereby agrees that it will not
               without the written consent of a majority of the Company's stockholders who are not affiliates of the Company at such time or the vote of a majority of such non-affiliate stockholders, voting at a duly held stockholder's meeting for a period of thirteen (13) months from the effective date of the Registration Statement, adopt, propose to adopt or otherwise permit to exist any employee, officer, director, consultant or compensation plan or arrangement permitting the grant, issue or sale of any shares of Common Stock or other securities of the Company (i) in an amount greater than an aggregate of _________ shares of Common Stock, (ii) at an exercise or sale price per share less than the fair market value of the Common Stock on the date of grant or sale, (iii) with the payment for such securities with any form of consideration other than cash, (iv) upon payment of less than the full purchase or exercise price for such shares of Common Stock or other securities of the Company.

                         xx) Until the completion of the distribution of the Shares, and for 25 days thereafter, the Company shall not without the prior written consent of the Underwriters and Underwriters' Counsel, issue, directly or indirectly, any press release or other communication or hold any press conference with respect to the Company or its activities or the offering contemplated hereby.

                         xxi) For a period equal to the lesser of (i) seven
               (7) years from the date hereof, and (ii) the sale to the public of the Underwriters' Shares, the Company will use reasonable efforts not to take any action or actions which may prevent or disqualify the Company's use of Form S-2 (or other appropriate form) for the registration under the Act of the Underwriters' Shares.

                         xxii) The Company shall enter into an investment banking agreement with Fahnestock which, amongst other things, will grant to Fahnestock a right of first refusal for a period of fifteen (15) months after the effective date of the Registration Statement (the "Effective Date") for any investment banking services, including amongst other things, any sales of securities to be made by the Company or any of its present or future Subsidiaries.

                         xxiii)    For a period of three (3) years after the
               Effective Date, the Company shall appoint two additional independent persons to the Company's Board of Directors, each of whom shall be satisfactory to the Company and Fahnestock. Such persons shall be entitled to all of the rights and privileges as each of the other members of the Company's Board of Directors. For a period of three years after the Effective Date, Fahnestock shall have the right to designate one person to attend all meetings of the Company's Board of Directors. Such person shall be entitled to attend all such meetings and to receive all such notices and other correspondence and communications sent by the Company to members of its Board of Directors. The Company shall reimburse such designee for his or her reasonable out-of-pocket expenses incurred in connection with his or her attendance of such meetings.

                         xxiv) Each of the Selling Shareholders covenants and agrees that such Selling Shareholder will not, during the 60 days following the effective date of the Registration Statement, except with the prior written consent of Fahnestock, offer for sale, sell, distribute or otherwise dispose of any shares of Common Stock, otherwise than in accordance with this Agreement or as contemplated in the Prospectus.

          6.   Payment of Expenses.

               (a) The Company hereby agrees to pay on each of the Closing Date and the Option Closing Date (to the extent not paid at the Closing Date) all expenses and fees (other than fees of Underwriters' Counsel, except as provided in (iv) below) incident to the performance of the obligations of the Company under this Agreement and the Underwriters' Warrant Agreement, including, without limitation, (i) the fees and expenses of accountants and counsel for the Company, (ii) all costs and expenses incurred in connection with the preparation, duplication, printing, (including mailing and handling charges) filing, delivery and mailing (including the payment of postage with respect thereto) of the Registration Statement and the Prospectus and any amendments and supplements thereto and the printing, mailing (including the payment of postage with respect thereto) and delivery of this Agreement, the Agreement Among Underwriters, the Selected Dealer Agreements, and related documents, including the cost of all copies thereof and of the Preliminary Prospectuses and of the Prospectus and any amendments thereof or supplements thereto supplied to the Underwriters and such dealers as the Underwriters may request, in quantities as hereinabove stated, (iii) the printing, engraving, issuance and delivery of the Securities including, but not limited to, (x) the purchase by the Underwriters of the Shares and the purchase by the Underwriters of the Underwriters' Warrants from the Company, (y) the consummation by the Company and the Selling Shareholders of any of their obligations under this Agreement and the Underwriters' Warrant Agreement, and
(z) resale of the Shares by the Underwriters in connection with the distribution contemplated hereby, (iv) the qualification of the Securities under state or foreign securities or "Blue Sky" laws and determination of the status of such securities under legal investment laws, including the costs of printing and mailing the "Preliminary Blue Sky Memorandum," the "Supplemental Blue Sky

Memorandum" and "Legal Investments Survey," if any, and disbursements and fees of counsel in connection therewith, (v) costs and expenses in connection with due diligence investigations, including but not limited to the fees of any independent counsel or consultant retained, (vi) fees and expenses of the transfer agent and registrar, (vii) applications for assignments of a rating of the Securities by qualified rating agencies, (viii) the fees payable to the Commission and the NASD, and (ix) the fees and expenses incurred in connection with the quotation of the Securities on the AMEX and any other exchange. Notwithstanding any other provision of this Agreement, whether or not the offering contemplated hereby is successfully completed, it shall be the Company's obligation to bear all of its expenses in connection with the proposed offering, including, but not limited to, the following: filing fees, printing and duplicating costs, all postage and mailing expenses with respect to the transmission of prospectuses, registrar and transfer agent fees, costs and expenses related to "Tombstone" advertisements, the Company's "road show" and information meetings and presentation costs, its own counsel and accounting fees, costs of due diligence investigations, bound volumes, prospectus memorabilia, issue and transfer taxes, if any, and "Blue Sky" filing fees, counsel fees and expenses.

               (b) If this Agreement is terminated by the Underwriters in accordance with the provisions of Section 6 or Section 12, the Company shall reimburse and indemnify the Underwriters for all of their actual out-of-pocket expenses, including the fees and disbursements of Underwriters' Counsel, but not in excess of $100,000, less any amounts already paid pursuant to Section 5(c) hereof.

               (c) The Company further agrees that, in addition to the expenses payable pursuant to subsection (a) of this Section 5, it will pay to the Underwriters on the Closing Date by certified or bank cashier's check or, at the election of the Underwriters, by deduction from the proceeds of the offering contemplated herein a non-accountable expense allowance equal to one hundred thousand dollars ($100,000), twenty thousand dollars ($20,000) of which has been paid to date.

          7. Conditions of the Underwriters' Obligations. The obligations of the Underwriters hereunder shall be subject to the continuing accuracy of each of the representations and warranties of the Company and the Selling Shareholders contained herein as of the date hereof and as of the Closing Date and each Option Closing Date, if any, as if it had been made on and as of the Closing Date or each Option Closing Date, as the case may be; the accuracy on and as of the Closing Date or Option Closing Date, if any, of the statements of the officers of the Company made pursuant to the provisions hereof; and the performance by the Company and each of the Selling Shareholders on and as of the Closing Date and each Option Closing Date, if any, of their respective covenants and obligations hereunder and to the following further conditions:

               (a) The Registration Statement shall have become effective not later than 12:00 Noon, New York time, on the date of this Agreement or such later date and time as shall be consented to in writing by the Underwriters, and, at the Closing Date and each Option Closing Date, if any, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or shall be pending or contemplated by the Commission and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of Underwriters' Counsel. If the Company has elected to rely upon Rule 430A of the Regulations, the price of the Shares and any price-related information previously omitted from the effective Registration Statement pursuant to such Rule 430A shall have been transmitted to the Commission for filing pursuant to Rule 424(b) of the Rules and Regulations within the prescribed time period, and prior to the Closing Date the Company shall have provided evidence satisfactory to the Underwriters of such timely filing, or a post-effective amendment providing such information shall have been promptly filed and declared effective in accordance with the requirements of Rule 430A of the Rules and Regulations.

               (b) The Underwriters shall not have advised the Company that the Registration Statement, or any amendment thereto, contains an untrue statement of fact which, in the Underwriters' opinion, is material, or omits to state a fact which, in the Underwriters' opinion, is material and is required to be stated therein or is necessary to make the statements therein not misleading, or that the Prospectus, or any supplement thereto, contains an untrue statement of fact which, in the Underwriters' opinion, is material, or omits to state a fact which, in the Underwriters' opinion, is material and is required to be stated therein or is necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

               (c) On or prior to the Closing Date, the Underwriters shall have received from Underwriters' Counsel, such opinion or opinions with respect to the organization of the Company, the validity of the Securities, the Underwriters' Warrants, the Registration Statement, the Prospectus and other related matters as the Underwriters requests and Underwriters' Counsel shall have received such papers and information as they request to enable them to pass upon such matters.

               (d) At Closing Date, the Underwriters shall have received the favorable opinion of Schoeman, Marsh & Updike, LLP, counsel to the Company, dated the Closing Date, addressed to the Underwriters and in form and substance satisfactory to Underwriters' Counsel, to the effect that:

               i) each of the Company and the Subsidiaries (A) has been duly organized, except as to the Subsidiaries which shall be to the knowledge of Counsel, and based upon certificates of good standing or authorization or the like received from applicable jurisdictions, is validly existing as a corporation in good standing under the laws of its jurisdiction, (B) is duly qualified and licensed and in good standing as a foreign corporation in each jurisdiction in which its ownership or leasing of any properties or the character of its operations requires such qualification or licensing, except where the failure to be so qualified and in good standing has no material adverse effect on the Company, and (C) has all requisite corporate power and authority; and the Company has obtained any and all necessary authorizations, approvals, orders, licenses, certificates, franchises and permits of and from all governmental or regulatory officials and bodies

          (including, without limitation, those having jurisdiction over environmental or similar matters), to own or lease its properties and conduct its business as described in the Prospectus. The disclosures in the Registration Statement concerning the effects of federal, state and local laws, rules and regulations on the Company's business as currently conducted and as contemplated are correct in all material respects;

               ii) the Company owns, directly or indirectly, one hundred percent (100%) of the outstanding capital stock of each of the Subsidiaries, and all such shares have been validly issued, are fully paid and non-assessable and were not in violation of any statutory preemptive rights;

               iii) the Company has a duly authorized, issued and outstanding capitalization as set forth in the Prospectus, and any amendment or supplement thereto, under "Capitalization" and "Description of Securities, and, to the best of counsel's knowledge, is not a party to or bound by any instrument, agreement or other arrangement providing for it to issue any capital stock, rights, warrants, options or other securities, except for this Agreement, the Underwriters' Warrant Agreement and as described in the Prospectus.
           The Securities, and all other securities issued or issuable by the Company conform in all material respects to all statements with respect thereto contained in the Registration Statement and the Prospectus. All issued and outstanding securities of the Company have been duly authorized and validly issued and are fully paid and non-assessable; the holders thereof have, to our knowledge, no rights of rescission with respect thereto, and are not subject to personal liability by reason of being such holders; and none of such securities were issued in violation of the preemptive rights of any holders of any security of the Company. The Shares, the Underwriters' Warrants and the Underwriters' Shares to be sold by the Company hereunder and under the Underwriters' Warrant Agreement are not and will not be subject to any preemptive or other similar rights of any stockholder, have been duly authorized and, when issued, paid for and delivered in accordance with the terms hereof, will be validly issued, fully paid and nonassessable and conform to the description thereof contained in the Prospectus; the holders thereof will not be subject to any liability solely as such holders; all corporate action required to be taken for the authorization, issue and sale of the Shares, the Underwriters' Warrants and the Underwriters' Shares has been duly and validly taken, and the certificates representing the Shares and the Underwriters' Warrants are in due and proper form. The
          Underwriters' Warrants constitute valid and binding obligations of the Company to issue and sell, upon exercise thereof and payment therefor, the number and type of securities of the Company called for thereby. Upon the issuance and delivery pursuant to this Agreement and the Underwriters' Warrant Agreement of the Shares and the Underwriters' Warrants, respectively, to be sold by the Company, the Underwriters and the Underwriters, respectively, will acquire good and marketable title to the Shares and the Underwriters' Warrants free and clear of any pledge, lien, charge, claim, encumbrance, security interest, or other restriction or equity of any kind whatsoever. No transfer tax is payable by or on behalf of the Underwriters in connection with (A) the issuance by the Company of the Shares, (B) the purchase by the Underwriters and the Underwriters of the Shares and the Underwriters' Warrants, respectively, from the Company, (C) the consummation by the Company of any of its obligations under this Agreement or the Underwriters' Warrant Agreement, or (D) resales of the Shares in connection with the distribution contemplated hereby;

               iv) the Registration Statement is effective under the Act, and, if applicable, filing of all pricing information has been timely made in the appropriate form under Rule 430A, and to the knowledge of such counsel, no stop order suspending the use of the Preliminary Prospectus, the Registration Statement or Prospectus or any part of any thereof or suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or, to the best of such counsel's knowledge, threatened or contemplated under the Act;

               v) each of the Preliminary Prospectus, the Registration Statement, and the Prospectus and any amendments or supplements thereto (other than the financial statements and related notes and other financial and statistical data included therein, as to which no opinion need be rendered) comply as to form in all material respects with the requirements of the Act and the Regulations;

               vi) to the best of such counsel's knowledge, (A) there are no agreements, contracts or other documents required by the Act to be described in the Registration Statement and the Prospectus and filed as exhibits to the Registration Statement other than those described in the Registration Statement (or required to be filed under the Exchange Act if upon such filing they would be incorporated, in whole or in part, by reference therein) and the Prospectus and filed as exhibits thereto, and the exhibits which have been filed are correct copies of the documents of which they purport to be copies; (B) the descriptions in the Registration Statement and the Prospectus and any supplement or amendment thereto of contracts and other documents to which the Company or any Subsidiary is a party or by which it is bound, including any document to which the Company or any Subsidiary is a party or by which it is bound, incorporated by reference into the Prospectus and any supplement or amendment thereto, are accurate in all material respects and fairly represent the information required to be shown by Form S-2; (C) there is no pending or threatened against the Company or any Subsidiary any action, arbitration, suit, proceeding, inquiry, investigation, litigation, governmental or other proceeding (including, without limitation, those having jurisdiction over environmental or similar matters), domestic or foreign, pending or threatened against (or circumstances that may give rise to the same), or involving the properties or business of the Company or any Subsidiary which (x) is required to be disclosed in the Registration Statement which is not so disclosed, (and such proceedings as are summarized in the Registration Statement are accurately summarized in all material respects), (y) questions the validity of the capital stock of the Company or this Agreement or the Underwriters' Warrant Agreement, or of any action taken or to be taken by the Company pursuant to or in connection with any of the foregoing; (D) no statute or regulation or legal or governmental proceeding required to be described in the Prospectus is not described as required; and (E) there is no action, suit or proceeding pending, or threatened, against or affecting the Company or any Subsidiary before any court or arbitrator or governmental body, agency or official (or any basis thereof known to such counsel) in which there is a reasonable possibility of an adverse decision which may result in a material adverse change in the condition, financial or otherwise, or results of operations of the Company and its Subsidiaries, taken as a whole, which could materially adversely affect the present or prospective ability of the Company to perform its obligations under this Agreement or the Underwriters' Warrant Agreement or which in any manner draws into question the validity or enforceability of this Agreement or the Underwriters' Warrant Agreement;

               vii) the Company has full legal right, power and authority to enter into each of this Agreement and the Underwriters' Warrant Agreement and to consummate the transactions provided for herein and therein; and each of this Agreement and the Underwriters'
          Warrant Agreement has been duly authorized, executed and delivered by the Company. Each of this Agreement and the Underwriters'
          Warrant Agreement, assuming due authorization, execution and delivery by each other party thereto constitutes a legal, valid and binding agreement of the Company enforceable against the Company in accordance with its terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors' rights and the application of equitable principles in any action, legal or equitable, and except as rights to indemnity or contribution may be limited by applicable law), and none of the Company's execution or delivery of this Agreement and the Underwriters' Warrant Agreement, its performance hereunder or thereunder, its consummation of the transactions contemplated herein or therein, or the conduct of its business as described in the Registration Statement, the Prospectus and any amendments or supplements thereto, conflicts with or will conflict with or results or will result in any breach or violation of any of the terms or provisions of, or constitutes or will constitute a default under, or result in the creation or imposition of any lien, charge, claim, encumbrance, pledge, security interest, defect or other restriction or equity of any kind whatsoever upon, any property or assets (tangible or intangible) of the Company or any Subsidiary pursuant to the terms of (A) the certificate of incorporation or by-laws of the Company or any Subsidiary, (B) to our knowledge, any license, contract, indenture, mortgage, deed of trust, voting trust agreement, stockholders agreement, note, loan or credit agreement or any other agreement or instrument to which the Company is a party or by which it is or may be bound or to which any of its respective properties or assets (tangible or intangible) is or may be subject, or any indebtedness, or (C) to our knowledge, any statute, judgement, decree, order, rule or regulation applicable to the Company or any Subsidiary of any arbitrator, court, regulatory body or administrative agency or other governmental agency or body (including, without limitation, those having jurisdiction over environmental or similar matters), domestic or foreign, having jurisdiction over the Company or any Subsidiary, or any of their activities or properties;

               viii) except as described in the Prospectus, no consent, approval, authorization or order of, and no filing with, any court, regulatory body, government agency or other body (other than such as may be required under Blue Sky laws, as to which no opinion need be rendered) is required in connection with the issuance of the Shares pursuant to the Prospectus, the issuance of the Underwriters' Warrants, the performance of this Agreement and the Underwriters' Warrant Agreement and the transactions contemplated hereby and thereby;

               ix) to the best knowledge of such counsel, neither the Company nor any of its Subsidiaries is in breach of, or in default under, any term or provision of any license, contract, indenture, mortgage, installment sale agreement, deed of trust, lease, voting trust agreement, stockholders' agreement, partnership agreement, note, loan or credit agreement or any other agreement or instrument evidencing an obligation for borrowed money, or any other agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary may be bound or to which the property or assets (tangible or intangible) of the Company or any Subsidiary is subject or affected; and neither the Company nor any of the Subsidiaries is in violation of any term or provision of its certificate of incorporation by-laws, or to such Counsel's knowledge, in violation of any franchise, license, permit, judgment, decree, order, statute, rule or regulation;

               x) the statements in the Prospectus under [identify sections] have been reviewed by such counsel, and insofar as they refer to statements of law, descriptions of statutes, licenses, rules or regulations or legal conclusions, are correct in all material respects;

               xi) the Shares and the Underwriters' Common Stock have been accepted for listing on the AMEX;

               xii) to the best knowledge of such counsel, except as described in the Prospectus, no person, corporation, trust, partnership, association or other entity has the right to include and/or register any securities of the Company in the Registration Statement, require the Company to file any registration statement or, if filed, to include any security in such registration statement;

               xiii) assuming due execution by the parties thereto other than the Company, the Lock-up Agreements are legal, valid and binding obligations of parties thereto, enforceable against the party and any subsequent holder of the securities subject thereto in accordance with its terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors' rights and the application of equitable principles in any action, legal or equitable, and except as rights to indemnity or contribution may be limited by applicable law); and

          Such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Company and representatives of the independent public accountants for the Company at which conferences such counsel made inquiries of such officers, representatives and accountants and discussed the contents of the Preliminary Prospectus, the Registration Statement, the Prospectus; and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Preliminary Prospectus, the Registration Statement and Prospectus, on the basis of the foregoing, no facts have come to the attention of such counsel which lead them to believe that either the Registration Statement or any amendment thereto, at the time such Registration Statement or amendment became effective or the Preliminary Prospectus or Prospectus or amendment or supplement thereto as of the date of such opinion contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading (it being understood that such counsel need express no opinion with respect to the financial statements and schedules and other financial and statistical data included in the Preliminary Prospectus, the Registration Statement or Prospectus).

          In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws other than the laws of the United States and jurisdictions in which they are admitted, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance satisfactory to Underwriters' Counsel) of other counsel acceptable to Underwriters' Counsel, familiar with the applicable laws, including but not limited to ______________________, [patent counsel] to the Company as to licenses of the Company and ___________ as to matters of United Kingdom laws; (B) as to matters of fact, to the extent they deem proper, on certificates and written statements of responsible officers of the Company and the Subsidiaries, and certificates or other written statements of officers of departments of various jurisdictions having custody of documents respecting the corporate existence or good standing of the Company and the Subsidiaries, provided that copies of any such statements or certificates shall be delivered to Underwriters' Counsel if requested. The opinion of such counsel for the Company and the Subsidiaries shall state that the opinion of any such other counsel is in form satisfactory to such counsel and that the Underwriters and they are justified in relying thereon. Such opinion shall also state that Underwriters' Counsel is entitled to rely thereon.

               (e) On the Closing Date there shall have been furnished to you the opinion of _________________________________, special counsel for the Selling Shareholders, dated such Closing Date and in form and substance satisfactory to Underwriter's Counsel, to the effect that:

               i) this Agreement has been validly authorized, executed and delivered by or on behalf of each of the Selling Shareholders.

               ii) a Power of Attorney and the Custody Agreement have been validly authorized, executed and delivered by each of the Selling Shareholders.

               iii) if shares of Common Stock are sold by a Selling Shareholder on such Closing Date, marketable title to the shares sold by such Selling Shareholder hereunder, free and clear of any liens, claims, encumbrances and security interests whatsoever (other than those as may have been created by the Underwriters), has been transferred to, and is vested in, the Underwriter who has purchased such shares hereunder.

          In rendering such opinion as to questions of the law of jurisdictions other than the state of New York or the United States, such counsel may rely upon an opinion (dated such Closing Date, addressed to the Underwriters and in form satisfactory to you) of counsel acceptable to Underwriter's Counsel. Such opinion of counsel for the Selling Shareholders shall state that the opinion of other such counsel is in form and substance satisfactory to counsel for the Selling Shareholders and, in their opinion, you and they are justified in relying on such other opinion.

               (f) At each Option Closing Date, if any, the Underwriters shall have received the favorable opinion of Schoeman, Marsh & Updike, LLP, or other counsel acceptable to the Underwriter, counsel to the Company and the Subsidiaries, dated the Option Closing Date, addressed to the Underwriters and in form and substance satisfactory to Underwriters' Counsel confirming as of the Option Closing Date the statements made by Schoeman, Marsh & Updike, LLP, or other counsel acceptable to the Underwriter, in its opinion delivered on the Closing Date.

               (g) On or prior to each of the Closing Date and the Option Closing Date, if any, Underwriters' Counsel shall have been furnished such documents, certificates and opinions as they may reasonably require for the purpose of enabling them to review or pass upon the matters referred to in subsection (c) of this Section 6, or in order to evidence the accuracy, completeness or satisfaction of any of the representations, warranties or conditions of the Company or the Selling Shareholders, or herein contained.

               (h) Prior to each of the Closing Date and each Option Closing Date, if any, (i) there shall have been no material adverse change nor development involving a prospective change in the condition, financial or otherwise, prospects, stockholders' equity or the business activities of the Company, whether or not in the ordinary course of business, from the latest dates as of which such condition is set forth in the Registration Statement and

Prospectus; (ii) there shall have been no transaction, not in the ordinary course of business, entered into by the Company or any of the Subsidiaries, from the latest date as of which the financial condition of the Company and the Subsidiaries is set forth in the Registration Statement and Prospectus which is materially adverse to the Company or any of the Subsidiaries; (iii) the Company shall not be in default under any provision of any instrument relating to any outstanding indebtedness; (iv) neither the Company nor any of the Subsidiaries shall have issued any securities (other than the Securities); neither the Company nor any of the Subsidiaries shall have declared or paid any dividend or made any distribution in respect of its capital stock of any class; and there has not been any change in the capital stock of the Company or any of the Subsidiaries, or any material change in the debt (long or short term) or liabilities or obligations of the Company or any of the Subsidiaries (contingent or otherwise); (v) no material amount of the assets of the Company or any of the Subsidiaries shall have been pledged or mortgaged, except as set forth in the Registration Statement and Prospectus; (vi) no action, suit or proceeding, at law or in equity, shall have been pending or, to the best knowledge of the Company, threatened (or circumstances giving rise to same) against the Company or any of the Subsidiaries, or affecting any of its properties or business before or by any court or federal, state or foreign commission, board or other administrative agency wherein an unfavorable decision, ruling or finding may adversely affect the business, operations, prospects or financial condition or income of the Company, except as set forth in the Registration Statement and Prospectus; and (vii) no stop order shall have been issued under the Act and no proceedings therefor shall have been initiated, to the best knowledge of the Company, threatened or contemplated by the Commission.

          (i) At each of the Closing Date and each Option Closing Date, if any, the Underwriters shall have received a certificate of the Company signed by the principal executive officer and by the chief financial or chief accounting officer of the Company, dated the Closing Date or Option Closing Date, as the case may be, to the effect that each of such persons has carefully examined the Registration Statement, the Prospectus and this Agreement, and that:

               i) The representations and warranties of the Company in this Agreement are true and correct as if made on and as of the Closing Date or the Option Closing Date, as the case may be, and the Company has complied with all agreements and covenants and satisfied all conditions contained in this Agreement on its part to be performed or satisfied at or prior to such Closing Date or Option Closing Date, as the case may be;

               ii) No stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued, and no proceedings for that purpose have been instituted or are pending or, to the best of each of such person's knowledge, after due inquiry, are contemplated or threatened under the Act;

               iii) The Registration Statement and the Prospectus and, if any, each amendment and each supplement thereto, contain all statements and information required to be included therein, and none of the Registration Statement, the Prospectus nor any amendment or supplement thereto includes any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading and neither the Preliminary Prospectus nor any supplement thereto included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

               iv) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus and except as disclosed in the Prospectus, (a) neither the Company nor any of the Subsidiaries has incurred up to and including the Closing Date or the Option Closing Date, as the case may be, other than in the ordinary course of its business, any material liabilities or obligations, direct or contingent; (b) neither the Company nor any of its Subsidiaries has paid or declared any dividends or other distributions on its capital stock;
          (c) neither the Company nor any of the Subsidiaries has entered into any material transactions not in the ordinary course of business; (d) there has not been any change in the capital stock of the Company or any material change in the debt (long or short-term) of the Company or any of the Subsidiaries; (e) neither the Company nor any of the Subsidiaries has sustained any material loss or damage to its property or assets, whether or not insured; (g) there is no litigation which is pending or, to the best knowledge of the Company, threatened (or circumstances giving rise to same) against the Company, or any affiliated party of any of the foregoing which is required to be set forth in an amended or supplemented Prospectus which has not been set forth; and (h) there has occurred no event required to be set forth in an amended or supplemented Prospectus which has not been set forth.

References to the Registration Statement and the Prospectus in this subsection (i) are to such documents as amended and supplemented at the date of such certificate.

               (j) On the Closing Date there shall have been furnished to you a certificate, dated such Closing Date and addressed to you, signed by or on behalf of the Selling Shareholders, to the effect that the representations and warranties of the Selling Shareholders in this Agreement are materially correct on and as of the date of this Agreement and on and as of such Closing Date, as if made on and as of such Closing Date, and that the Selling Shareholders have complied with all the agreements and satisfied all the conditions on their part to be performed or satisfied at or prior to such Closing Date.

               (k) By the Closing Date, the Underwriters will have received clearance from the NASD as to the amount of compensation allowable or payable to the Underwriters, as described in the Registration Statement.

               (l) At the time this Agreement is executed, the Underwriters shall have received a letter, dated such date, addressed to the Underwriters in form and substance satisfactory (including the non-material nature of the changes or decreases, if any, referred to in clause (iii) below) in all respects to the Underwriters and Underwriters' Counsel, from KPMG Peat Marwick LLP:

               i) confirming that they are independent public accountants with respect to the Company within the meaning of the Act and the applicable Regulations;

               ii) stating that it is their opinion that the financial statements and supporting schedules of the Company included in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the Regulations thereunder and that the Underwriters may rely upon the opinion of KPMG Peat Marwick LLP with respect to such financial statements and supporting schedules included in the Registration Statement;

               iii) stating that, on the basis of a limited review which included a reading of the latest available unaudited interim financial statements of the Company and the Subsidiaries, a reading of the latest available minutes of the stockholders and Board of Directors and the various committees of the Board of Directors of the Company, consultations with officers and other employees of the Company and the Subsidiaries responsible for financial and accounting matters and other specified procedures and inquiries, nothing has come to their attention which would lead them to believe that (A) the unaudited financial statements and supporting schedules of the Company and the Subsidiaries included in the Registration Statement do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Regulations or are not fairly presented in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited consolidated financial statements of the Company and the Subsidiaries included in the Registration Statement, or (B) at a specified date not more than five (5) days prior to the effective date of the Registration Statement, there has been any change in the capital stock of the Company, any change in the long-term debt of the Company or any of the Subsidiaries, or any decrease in the stockholders' equity of the Company or any of the Subsidiaries or any decrease in the net current assets or net assets of the Company as compared with amounts shown in the December 31, 1997 balance sheet included in the Registration Statement, other than as set forth in or contemplated by the Registration Statement, or, if there was any change or decrease, setting forth the amount of such change or decrease, and (C) during the period from January 1, 1998 to a specified date not more than five (5) days prior to the effective date of the Registration Statement, there was any decrease in net revenues or net earnings of the Company or any of the Subsidiaries or increase in net earnings per common share of the Company, in each case as compared with the corresponding period in the prior year other than as set forth in or contemplated by the Registration Statement, or, if there was any such decrease, setting forth the amount of such decrease;

               iv) setting forth, at a date not later than five (5) days prior to the date of the Registration Statement, the amount of liabilities of the Company and the Subsidiaries (including a break-down of commercial paper and notes payable to the banks);

               v) stating that they have compared specific dollar amounts, numbers of shares, percentages of revenues and earnings, statements and other financial information pertaining to the Company and the Subsidiaries set forth in the Prospectus in each case to the extent that such amounts, numbers, percentages, statements and information may be derived from the general accounting records, including work sheets, of the Company and the Subsidiaries and excluding any questions requiring an interpretation by legal counsel, with the results obtained from the application of specified readings, inquiries and other appropriate procedures (which procedures do not constitute an examination in accordance with generally accepted auditing standards) set forth in the letter and found them to be in agreement; and

               vi) statements as to such other matters incident to the transaction contemplated hereby as the Underwriters may request.

               (m) At the Closing Date and each Option Closing Date, if any, the Underwriters shall have received from KPMG Peat Marwick LLP a letter, dated as of the Closing Date or the Option Closing Date, as the case may be, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (i) of this Section hereof except that the specified date referred to shall be a date not more than five days prior to the Closing Date or the Option Closing Date, as the case may be, and, if the Company has elected to rely on Rule 430A of the Rules and Regulations, to the further effect that they have carried out procedures as specified in clause (v) of subsection (k) of this Section with respect to certain amounts, percentages and financial information as specified by the Underwriters and deemed to be a part of the Registration Statement pursuant to Rule 430A(b) and have found such amounts, percentages and financial information to be in agreement with the records specified in such clause (v).

               (n) At the Closing Date and each Option Closing Date, if any, the Underwriters shall have received a letter, dated such date, addressed to the Underwriters in form and substance satisfactory in all respects to the Underwriters and counsel to the Underwriters, from KPMG Peat Marwick LLP containing statements and information of the type ordinarily included in accountant's "comfort letters" to Underwriters with respect to financial information contained in the Registration Statement and the Prospectus.

               (o) The Company shall have delivered to the Underwriters a letter from KPMG Peat Marwick LLP addressed to the Company stating that they have not during the immediately preceding two-year period brought to the attention of the Company's management any "weakness" as defined in Statement of Auditing Standards No. 60 "Communication of Internal Control Structure Related Matters Noted in an Audit," in any of the Company's internal controls.

               (p) On each of the Closing Date and Option Closing Date, if any, there shall have been duly tendered to the Underwriters for their respective accounts the appropriate number of Shares.

               (q) No order suspending the sale of the Securities in any jurisdiction designated by the Underwriters pursuant to subsection (e) of
Section 5 hereof shall have been issued on either the Closing Date or the Option Closing Date, if any, and no proceedings for that purpose shall have been instituted or shall be contemplated.

               [(r) On or before the Closing Date, the Underwriters shall have received the favorable opinion of ____________________, special intellectual property counsel to the Company with respect to certain intellectual property matters , or in such form reasonably acceptable to the Underwriters' counsel.]

               (s) On or before the Closing Date, the Company shall have executed and delivered to the Underwriters, (i) the Underwriters' Warrant Agreement substantially in the form filed as Exhibit 4.2 to the Registration Statement in final form and substance satisfactory to the Underwriters, and
(ii) the Underwriters' Warrants in such denominations and to such designees as shall have been provided to the Company

               (t) On or before the Closing Date, the Shares shall have been duly approved for listing on the AMEX, subject to official notice of issuance.

               (u) On or before the Closing Date, there shall have been delivered to the Underwriters all of the Lock-up Agreements, in form and substance satisfactory to Underwriters' Counsel.

          If any condition to the Underwriters' obligations hereunder to be fulfilled prior to or at the Closing Date or the relevant Option Closing Date, as the case may be, is not so fulfilled, the Underwriters may terminate this Agreement or, if the Underwriters so elect, it may waive any such conditions which have not been fulfilled or extend the time for their fulfillment.

          8.   Indemnification.

               (a) The Company agrees to indemnify and hold harmless each of the Underwriters (for purposes of this Section 8 "Underwriter" shall include the officers, directors, partners, employees, agents and counsel of the Underwriter, and each person, if any, who controls the Underwriter ("controlling person") within the meaning of Section 15 of the Act or

Section 20(a) of the Exchange Act, from and against any and all losses, claims, damages, expenses or liabilities, joint or several (and actions, proceedings, investigations, inquiries, and suits in respect thereof), whatsoever (including but not limited to any and all costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against such action, proceeding, investigation, inquiry or suit, commenced or threatened, or any claim whatsoever), as such are incurred, to which the Underwriter or such controlling person may become subject under the Act, the Exchange Act or any other statute or at common law or otherwise or under the laws of foreign countries, arising out of or based upon (A) any untrue statement or alleged untrue statement of a material fact contained (i) in any Preliminary Prospectus, the Registration Statement or the Prospectus (as from time to time amended and supplemented); (ii) in any post-effective amendment or amendments or any new registration statement and prospectus in which is included securities of the Company issued or issuable upon exercise of the Securities; or (iii) in any application or other document or written communication (in this Section 8 collectively called "application") executed by the Company or based upon written information furnished by the Company filed, delivered or used in any jurisdiction in order to qualify the Securities under the securities laws thereof or filed with the Commission, any state securities commission or agency, AMEX or any other securities exchange, (B) the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of the Prospectus, in the light of the circumstances under which they were made), or (C) any breach of any representation, warranty, covenant or agreement of the Company contained herein or in any certificate by or on behalf of the Company or any of its officers delivered pursuant hereto unless, in the case of clause (A) or (B) above, such statement or omission was made in reliance upon and in conformity with written information furnished to the Company with respect to any Underwriter by or on behalf of such Underwriter expressly for use in any Preliminary Prospectus, the Registration Statement or any Prospectus, or any amendment thereof or supplement thereto, or in any application, as the case may be.

          The indemnity agreement in this subsection (a) shall be in addition to any liability which the Company may have at common law or otherwise.

               (b) Each of the Underwriters agrees severally, but not jointly, to indemnify and hold harmless the Company, each Selling Shareholder, each of the Company's directors, each of the Company's officers who has signed the Registration Statement, and each other person, if any, who controls the Company or any Selling Shareholder within the meaning of the Act, to the same extent as the foregoing indemnity from the Company to the Underwriters but only with respect to statements or omissions or alleged omissions, if any, made in any Preliminary Prospectus, the Registration Statement or Prospectus or any amendment thereof or supplement thereto or in any application made in reliance upon, and in strict conformity with, written information furnished to the Company with respect to any Underwriter by such Underwriter expressly for use in such Preliminary Prospectus, the Registration Statement or Prospectus or any amendment thereof or supplement thereto or in any such application, provided that such written information or omissions only pertain to disclosures in the Preliminary Prospectus, the Registration Statement or Prospectus directly relating to the transactions effected by the Underwriters in connection with this Offering. The Company acknowledges that the statements with respect to the public offering of the Securities set forth under the heading "Underwriting" and the stabilization legend in the Prospectus have been furnished by the Underwriters expressly for use therein and constitute the only information furnished in writing by or on behalf of the Underwriters for inclusion in the Prospectus.

          The indemnity agreement in this subsection (b) shall be in addition to any liability which the Underwriters may have at common law or otherwise.

               (c) Each Selling Shareholder severally, but not jointly, will indemnify and hold harmless the Company, each of the Company's directors, each of the Company's officers who signed the Registration Statement, each person, if any, who controls the Company within the meaning of the 1933 Act, the Underwriters and each person, if any, who controls the Underwriters within the meaning of the 1933 Act against any loss, claim, damage or liability to which the Company, the Underwriter or any such director or officer or controlling person may become subject, under the 1933 Act or otherwise, insofar as such loss, claim, damage or liability (or action in respect thereof) arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained (A) in the Registration Statement (including each Preliminary Prospectus and the Prospectus as a part thereof) or any amendment thereof or supplement thereto, or (B) in any Blue Sky Application, or (ii) the omission or alleged omission to state in the Registration Statement (including any Preliminary Prospectus and the Prospectus as a part thereof) or any amendment thereof or supplement thereto or in any Blue Sky Application a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Selling Shareholder specifically for use in the preparation of the Registration Statement or any such amendment thereof or supplement thereto or any such Blue Sky Application or any such Preliminary Prospectus or the Prospectus or any such amendment thereof or supplement thereto; and will reimburse any legal or other expenses reasonably incurred by the Company, or the Underwriters or any such director or officer or controlling person in connection with investigating or defending against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action, and further provided, however, that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any untrue statement, alleged untrue statement, omission or alleged omission made in any Preliminary Prospectus but eliminated or remedied in the Prospectus, such indemnity agreement shall not inure to the benefit of the Underwriters from whom the person asserting any loss, claim, damage or liability purchased the Stock which is the subject thereof (or to the benefit of any person who controls such Underwriter), if a copy of the Prospectus was not sent or given to such person with or prior to the written confirmation of the sale of such shares of Common Stock to such person; and further provided, however, that the Selling Shareholders will be liable under the foregoing indemnity agreement only to the extent of the proceeds received by them from the sale of their stock to the Underwriters pursuant to the terms hereof. This indemnity agreement is in addition to any liability which such Selling Shareholder may otherwise have.

               (d) The Company will indemnify and hold harmless each Selling Shareholder and each person, if any, who controls such Selling Shareholder, against any loss, claim, damage or liability, joint or several, to which such Selling Shareholder or such controlling person may be subject, under the Act or otherwise, insofar as such loss, claim, damage or liability (or action in respect thereof) arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained (A) in the Registration Statement (including any Preliminary Prospectus and the Prospectus as a part thereof) or any amendment or supplement thereof, or (B) in any blue sky application or other document executed by the Company specifically for that purpose or based upon written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the shares of Common Stock sold hereunder under the securities laws thereof (any such application, document or information being hereinafter called a "Blue Sky Application"), or (ii) the omission or alleged omission to state in the Registration Statement (including any Preliminary Prospectus and the Prospectus as a part thereof) or any amendment or supplement thereof or in any Blue Sky Application a material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse each Selling Shareholder for any legal or other expenses reasonably incurred by such Selling Shareholder in connection with investigating or defending against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent, but only to the extent, that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Selling Shareholder specifically for use in the preparation of the Registration Statement or any such amendment or supplement thereof or any such Blue Sky Application or any such preliminary Prospectus or the Prospectus or any such amendment thereof or supplement thereto.

               (e)  Promptly after receipt by an indemnified party under this
Section 8 of notice of the commencement of any action, suit or proceeding, such indemnified party shall, if a claim in respect thereof is to be made against one or more indemnifying parties under this Section 8, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 8 except to the extent that it has been prejudiced in any material respect by such failure or from any liability which it may have otherwise). In case any such action, investigation, inquiry, suit or proceeding is brought against any indemnified party, and it notifies an indemnifying party or parties of the commencement thereof, the indemnifying party or parties will be entitled to participate therein, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by the indemnifying parties in correction with the defense of such action at the expense of the indemnifying party, (ii) the indemnifying parties shall not have employed counsel reasonably satisfactory to such indemnified party to have charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action, investigation, inquiry, suit or proceeding on behalf of the indemnified party or parties), in any of which events such fees and expenses of one additional counsel shall be borne by the indemnifying parties. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action, investigation, inquiry, suit or proceeding or separate but similar or related actions, investigations, inquiries, suits or proceedings in the same jurisdiction arising out of the same general allegations or circumstances. Anything in this Section 8 to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement of any claim or action effected without its written consent; provided, however, that such consent was not unreasonably withheld. An indemnifying party will not, without the prior written consent of the indemnified parties, settle compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, investigation, inquiry, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

               (f) In order to provide for just and equitable contribution in any case in which (i) an indemnified party makes claim for indemnification pursuant to this Section 8, but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that the express provisions of this Section 8 provide for indemnification in such case, or (ii) contribution under the Act may be required on the part of any indemnified party, then each indemnifying party shall contribute to the amount paid as a result of such losses, claims, damages, expenses or liabilities (or actions, investigations, inquiries, suits or proceedings in respect thereof) (A) in such proportion as is appropriate to reflect the relative benefits received by each of the contributing parties, on the one hand, and the party to be indemnified on the other hand, from the offering of the Securities or (B) if the allocation provided by clause (A) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of each of the contributing parties, on the one hand, and the party to be indemnified on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages, expenses or liabilities, as well as any other relevant equitable considerations. In any case where the Company or any Selling Shareholder is the contributing party and the Underwriters are the indemnified party, the relative benefits received by the Company or such Selling Shareholder, as the case may be, on the one hand, and the Underwriters, on the other, shall be deemed to be in the same proportion as the total net proceeds from the offering of the Shares (before deducting expenses) bear to the total underwriting discounts received by the Underwriters hereunder, in each case as set forth in the table on the Cover Page of the Prospectus. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, any Selling Shareholder or by the Underwriters, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, expenses or liabilities (or actions, investigations, inquiries, suits or proceedings in respect thereof, referred to above in this subdivision (f) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action, claim, investigation, inquiry, suit or proceeding. Notwithstanding the provisions of this subdivision (f) the Underwriters shall not be required to contribute any amount in excess of the underwriting discount applicable to the Securities purchased by the Underwriters hereunder. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person, if any, who controls the Company or any Selling Shareholder within the meaning of the Act, each officer of the Company who has signed the Registration Statement, and each director of the Company shall have the same rights to contribution as the Company or such Selling Shareholder, as the case may be, subject in each case to this subparagraph (f). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit, inquiry, investigation or proceeding against such party in respect to which a claim for contribution may be made against another party or parties under this subparagraph (f), notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have hereunder or otherwise than under this subparagraph (f), or to the extent that such party or parties were not adversely affected by such omission. The contribution agreement set forth above shall be in addition to any liabilities which any indemnifying party may have at common law or otherwise.

          9. Representations and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or contained in certificates of officers of the Company or certificates delivered on behalf of any Selling Shareholder submitted pursuant hereto, shall be deemed to be representations, warranties and agreements at the Closing Date and the Option Closing Date, as the case may be, and such representations, warranties and agreements of the Company and the indemnity agreements contained in Section 8 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter, the Company, any controlling person of any Underwriter, the Company, and shall survive termination of this Agreement or the issuance, sale and delivery of the Securities to the Underwriters and the Underwriters, as the case may be.

          10.  Effective Date.

               (a) This Agreement shall become effective at 10:00 a.m., New York City time, on the next full business day following the date hereof, or at such earlier time after the Registration Statement becomes effective as the Underwriters, in their discretion, shall release the Securities for sale to the public; provided, however, that the provisions of Sections 6, 8 and 11 of this Agreement shall at all times be effective. For purposes of this Section 10, the Shares to be purchased hereunder shall be deemed to have been so released upon the earlier of dispatch by the Underwriters of telegrams to securities dealers releasing such shares for offering or the release by the Underwriters for publication of the first newspaper advertisement which is subsequently published relating to the Shares.

          11.  Termination.

               (a) Subject to subsection (b) of this Section 11, the Underwriters shall have the right to terminate this Agreement, after the date hereof, (i) if any domestic or international event or act or occurrence has materially disrupted, or in the Underwriters' opinion will in the immediate future materially adversely disrupt the financial markets; or (ii) any material adverse change in the financial markets shall have occurred; or
(iii) if trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the AMEX, the National Association of Securities Dealers, Inc., the Boston Stock Exchange, the Commission or any other government authority having jurisdiction; or (iv) if trading of any of the securities of the Company shall have been suspended, or any of the securities of the Company shall have been delisted, on any exchange or in any over-the-counter market; or (v) if the United States shall have become involved in a war or major hostilities, or if there shall have been an escalation in an existing war or major hostilities or a national emergency shall have been declared in the United States; or (vi) if a banking moratorium has been declared by a state or federal authority; or (vii) if a moratorium in foreign exchange trading has been declared; or (viii) if the Company shall have sustained a loss material or substantial to the Company by fire, flood, accident, hurricane, earthquake, theft, sabotage or other calamity or malicious act which, whether or not such loss shall have been insured, will, in the Underwriters' opinion, make it inadvisable to proceed with the delivery of the Securities; or (viii) if there shall have occurred any outbreak or escalation of hostilities or any calamity or crisis or there shall have been such a material adverse change in the conditions or prospects of the Company, or such material adverse change in the general market, political or economic conditions, in the United States or elsewhere as in the Underwriters' judgment would make it inadvisable to proceed with the offering, sale and/or delivery of the Securities or (ix) if Donald N. Horn, Kenneth M. Darby and Arthur D. Roche shall no longer serve the Company in their present capacity.

               (b) If this Agreement is terminated by the Underwriters in accordance with the provisions of Section 11(a) the Company shall promptly reimburse and indemnify the Underwriters for all of their actual out-of-pocket expenses, including the fees and disbursements of counsel for the Underwriters (less amounts previously paid pursuant to Section 6(c) above). Notwithstanding any contrary provision contained in this Agreement, if this Agreement shall not be carried out within the time specified herein, or any extension thereof granted to the Underwriters, by reason of any failure on the part of the Company to perform any undertaking or satisfy any condition of this Agreement by it to be performed or satisfied (including, without limitation, pursuant to Section 7 or Section 13) then, the Company shall promptly reimburse and indemnify the Underwriters for all of their actual out-of-pocket expenses, including the fees and disbursements of counsel for the Underwriters (less amounts previously paid pursuant to Section 6(c) above). Notwithstanding any contrary provision contained in this Agreement, any election hereunder or any termination of this Agreement (including, without limitation, pursuant to Sections 7, 11, 12 and 13 hereof), and whether or not this Agreement is otherwise carried out, the provisions of Section 6 and Section 8 shall not be in any way affected by such election or termination or failure to carry out the terms of this Agreement or any part hereof.

          12. Default by the Company. If the Company or any Selling Shareholder shall fail at the Closing Date or at any Option Closing Date, as applicable, to sell and deliver the number of Shares which it is obligated to sell hereunder on such date, then this Agreement shall terminate (or, if such default shall occur with respect to any Option Shares to be purchased on an Option Closing Date, the Underwriters may at the Underwriters' option, by notice from the Underwriters to the Company, terminate the Underwriters' obligation to purchase Option Shares from the Company on such date) without any liability on the part of any non-defaulting party other than pursuant to
Section 6, Section 8 and Section 11 hereof. No action taken pursuant to this Section shall relieve the Company from liability, if any, in respect of such default.

          13. Substitution of Underwriters. If one of the Underwriters shall fail or refuse (otherwise than for a reason sufficient to justify the termination of this Agreement under the provisions of Section 7, 11, or 12 hereof to purchase and pay for the number of Shares agreed to be purchased by such Underwriter upon tender to you of such shares in accordance with the terms hereof, then (unless within 48 hours after such default arrangements satisfactory to the Company and the non-defaulting Underwriter shall have been made for the purchase of the defaulted Stock by another Underwriter or Underwriters) this Agreement will terminate without liability on the part of any non-defaulting Underwriter or on the part of the Company except as otherwise provided in Sections 5 and 8 hereof. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this paragraph. Nothing in this Section 13, and no action taken hereunder, shall relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

          14. Notices. All notices and communications hereunder, except as herein otherwise specifically provided, shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Underwriters c/o Fahnestock & Co. Inc., 125 Broad Street, 16th Floor, New York, New York 10004, Attention: Henry P. Williams, with a copy to Whitman Breed Abbott & Morgan LLP, 200 Park Avenue, New York, New York 10166,
Attention: Theodore La Pier, Esq. Notices to the Company shall be directed to the Company at 89 Arkay Drive, Hauppauge, New York 11788, Attention:
Kenneth M. Darby, President, with a copy to Schoeman, Marsh & Updike, LLP, 60
E. 42nd Street, 39th Floor, New York, New York 10165, Attention: Michael Schoeman, Esq.

          15. Parties. This Agreement shall inure solely to the benefit of and shall be binding upon, the Underwriters, the Company, the Selling Shareholders and the controlling persons, directors and officers referred to in Section 8 hereof, and their respective successors, legal representatives and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provisions herein contained. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

          16. Construction. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York without giving effect to the choice of law or conflict of laws principles.

          17. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which taken together shall be deemed to be one and the same instrument.

          18. Entire Agreement; Amendments. This Agreement and the Underwriters' Warrant Agreement constitute the entire agreement of the parties hereto and supersede all prior written or oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may not be amended except in a writing, signed by the Underwriters, the Company and the Selling Shareholders.

          If the foregoing correctly sets forth the understanding between the Underwriters, the Company and the Selling Shareholders, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us.

                                   Very truly yours,

                                   VICON INDUSTRIES, INC.

                                   By:
                                      ---------------------------------------
                                       Kenneth M. Darby
                                       President

                                   DONALD N. HORN, Selling Shareholder

                                   By:
                                      ---------------------------------------
                                      Attorney-in-Fact

                                   MICHAEL D. KATZ, Selling Shareholder

                                   By:
                                      ---------------------------------------
                                      Attorney-in-Fact

                                   ARTHUR V. WALLACE, Selling Shareholder

                                   By:
                                      ---------------------------------------
                                      Attorney-in-Fact

Confirmed and accepted as of
the date first above written.

FAHNESTOCK & CO. INC.


By:
   ---------------------------------
   Name:
   Title:
   As Attorney-in-Fact for each of the
   Underwriters

SOUTHEAST RESEARCH PARTNERS, INC.


By:
   ---------------------------------
   Name:
   Title:
   As Attorney-in-Fact for each of
   the Underwriters

                                      SCHEDULE A


Underwriter                                                    Number of Shares
-----------                                                    ----------------

Fahnestock & Co. Inc.

Southeast Research Partners, Inc.




                    TOTAL                                         1,575,000
                                                                  ---------
                                                                  ---------

                                      SCHEDULE B


Selling Shareholder                                            Number of Shares
-------------------                                            ----------------

Donald N. Horn                                                      48,605

Michael D. Katz                                                    257,700

Arthur W. Wallace                                                   18,695

                                                                      Exhibit A


                       [FORM OF INTELLECTUAL PROPERTY OPINION]




                                                            _____________, 1998



FAHNESTOCK & CO. INC.
Southeast Research Partners, Inc.
c/o Fahnestock & Co. Inc.
125 Broad Street
New York, New York 10004

               Re:  Public Offering of Vicon Industries, Inc.

Gentlemen:

We have acted as special counsel to VICON INDUSTRIES, INC., a New York corporation (the "Company"), in connection with the entering into by the Company of that certain Underwriting Agreement by and between FAHNESTOCK & CO. INC. ("Fahnestock") and SOUTHEAST RESEARCH PARTNERS, INC. ("Southeast"), as representatives of the several underwriters named in Schedule A thereto, and the Company, dated _____________, 1998 (the "Underwriting Agreement"). This opinion is provided to you pursuant to Section 7(p) of the Underwriting Agreement.

For the purpose of rendering the opinions set forth below we have reviewed the following (collectively, the "Documents"):

               (i)  the Underwriting Agreement;

               (ii) that certain Registration Statement filed _________, 1998, together with any and all amendments thereof exhibits thereto (collectively, the "Registration Statement");

               (iii) the company's Prospectus dated _________________, 1998 (the "Prospectus");

               (iv) a search of the United States Patent and Trademark Office records relevant to ownership of any and all:

               patents and patent applications (including, without limitation, the patents and patent applications listed on Schedule A annexed hereto and hereby incorporated by reference herein (collectively, the "Patents")), and trademarks, trademark applications, service marks and service mark applications (collectively, the "Marks") (including, without limitation, the Marks listed on Schedule B annexed hereto and hereby incorporated by reference herein (collectively, the "Trademarks")), owned, purportedly owned or licensed by the Company (including, those patents, patent applications and Marks licensed, without limitation, pursuant to the licenses listed on Schedule C annexed hereto and hereby incorporated by reference herein (collectively, the "Licenses")), conducted by _____________________ and certified as true and correct as of
               _________________, 1998 (no earlier than 5 days prior to the date of the Closing (as defined in the Underwriting Agreement));

               (v) a search of the United States Copyright Office records relevant to ownership of any and all copyrighted material (including, without limitation, the copyright in, or license permitting the Company's actual use of, the material licensed or otherwise distributed by the Company and listed on Schedule D annexed hereto and hereby incorporated by reference herein (collectively, the "Copyrighted Material")), owned, purportedly owned or licensed by the Company conducted by _______________________ and certified as true and correct as of ___________________, 1998 (no earlier than 5 days prior to the date of the Closing);

               (vi) an intellectual property litigation search with respect to all Patents, Trademarks, Licenses and Copyrighted Material, listed on Schedules A, B, C and D, respectively;

               (vii) a search of the Uniform Commercial Code ("UCC") recordation offices, in the following jurisdictions -- [________________________, ________________ and
               ____________________], with respect to the following two categories of general intangibles:

               (a) the intellectual property general intangibles of the Company, including, without limitation, the Company's patents, patent applications, inventions, know how, trademarks, service marks, copyrights, service and trade names, intellectual property licenses and other rights, and

               (b) the intellectual property general intangibles licensed to the Company, including, without limitation, the patents, patent applications, inventions, know how, trademarks, service marks, copyrights, service and trade names and other intellectual property rights licensed to the Company pursuant to the Licenses (listed on Schedule C), said search certified to us as complete and accurate by ________________________ and current through _______________ ,
               1998 (no earlier than 5 days prior to the date of the Closing) and said jurisdictions being the only jurisdictions in which filing of UCC financing statements or other documents may be filed to effectively evidence a security or other interest in said general intangibles; and

               (viii) any and all records, documents, instruments and agreements in our possession or under our control relating to the Company.

               We have also examined such corporate records, documents, instruments and agreements, and inquired into such other makers, as we have deemed necessary or appropriate as a basis for the opinions set forth herein. Whenever our opinion herein is qualified by the phrase "to the best of our knowledge" or "to the best of our knowledge, after due inquiry," such language means that, based upon (i) our inquiries of officers of the Company, (ii) our review of the Documents, and (iii) our review of such other corporate records, documents, instruments and agreements described in the first sentence of this paragraph, we believe that such opinions are factually correct.

To the best of our knowledge, as to all matters of fact represented to you by the Company, we advise you that nothing has come to our attention that would cause us to believe that such facts are incorrect, incomplete or misleading or that reliance thereon is not warranted under the circumstances. We call to your attention that our opinion is limited to such facts as they exist on the date hereof and do not take into account any change of circumstances, fact or law subsequent thereto.

Based upon and subject to the foregoing, we are of the opinion that:

1. To the best of our knowledge, after due inquiry, except as described in the Registration Statement, the Company owns or has the right to use, free and clear of all liens, encumbrances, pledges, security interests, defects or other restrictions or equities of any kind whatsoever,

          (i) all patents and patent applications (including, without limitation, the Patents),

          (ii) all trademarks and service marks (including, without limitation, the Trademarks),

          (iii) all copyrights (including, without limitation, the Copyrighted Material),

          (iv)  all service and trade names,

          (v) all intellectual property licenses (including, without limitation, the Licenses), and

          (vi)  all technology

used in, contemplated to be used in or required for, the conduct of the Company's business.

2. To the best of our knowledge, after due inquiry, the Company possesses all material intellectual property licenses or rights used in, or required for, the conduct of its business (including, the Licenses and without limitation, any such licenses or rights described in the Registration Statement as being owned, possessed or licensed by the Company, as the case may be), such licenses and rights are in full force and effect, and the Company's products, methods and services do not infringe any unlicensed intellectual property of any third parties.

3. To the best of our knowledge, after due inquiry, there is no claim or action, pending, threatened or potential, which affects or could affect the rights of the Company with respect to any trademarks, service marks, copyrights, service names, trade names, patents, patent applications or licenses used in, or required for, the conduct of the Company's business and all trademarks, service marks, copyrights, trade names, and patents owned or licensed to the Company are valid.

4. To the best of our knowledge, after due inquiry, there is no intellectual property based claim or action, pending, threatened or potential, which affects or could affect the rights of the Company with respect to any products, services, processes or licenses, including, without limitation, the Licenses used in the conduct of the Company's business.

5. To the best of our knowledge, after due inquiry, except as described in the Registration Statement, the Company is not under any obligation to pay royalties or fees to any third party with respect to any material, technology or intellectual properties developed, employed, licensed or used by the Company.

6. To the best of our knowledge, after due inquiry, the statements in the Registration Statement under the headings, "Risk Factors - Patents, Trademarks and Proprietary Information" and "Business - Patents, Trademarks and Proprietary Information," are accurate in all material respects, fairly represent the information disclosed therein and do not omit to state any fact necessary to make the statements made therein complete and accurate.

7. To the best of our knowledge, after due inquiry, the statements in the Registration Statement and the Prospectus do not contain any untrue statement of a material fact with respect to the intellectual property position of the Company, or omit to state any material fact relating to the intellectual property position of the Company which is required to be stated in the Registration Statement and the Prospectus or is necessary to make the statements therein not misleading.

We call your attention to the fact that the members of this firm are licensed to practice law in the State of _______________________ and before the United States Patent and Trademark Office as Registered Patent Attorneys. Accordingly, we express no opinion with respect to the laws, rules and regulations of any jurisdictions other than the State of ___________ and the United States of America.

The opinions expressed herein are for the sole benefit of, and may be relied upon only by, the several Underwriters named in Schedule A to the Underwriting Agreement and Whitman Breed Abbott & Morgan LLP.

                                        Very truly yours,